Registration No. 33-7723

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
Under
The Securities Act of 1933

Post-Effective Amendment No. 15

and/or

REGISTRATION STATEMENT
Under
The Investment Company Act of 1940

Amendment No. 15

Massachusetts Mutual Variable Annuity Separate Account 2
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen R. Bosworth
Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.

☒  on May 1, 2000 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a) of Rule 485.

☐  on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

Caption in Prospectus	N-4 Item
Cover Page	1

Index of Special Terms	2

Table of Fees and Expenses	3

Condensed Financial Information; Performance	4

The Company; Investment Choices	5

Expenses; Distributors	6

Ownership; Purchasing a Contract; Voting Rights, Reservation of Rights; Contract Value	7

The Income Phase	8

Death Benefit	9

The Accumulation Phase; Distributors	10

Highlights; Withdrawals	11

Taxes	12

Legal Proceedings	13

Additional Information	14

Caption in Statement of Additional Information
Cover Page	15

Table of Contents	16

General Information	17

Service Arrangements and Distribution; Experts	18

Purchase of Securities Being Offered	19

Service Arrangements and Distribution	20

Performance Measures	21

Contract Value Calculations	22

Financial Statements	23
PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 1
(For Tax Qualified Arrangements)
Massachusetts Mutual Variable Annuity Separate Account 2
(For Non-Tax Qualified Arrangements)

Flex Extra Variable Annuity

This prospectus describes the Flex Extra individual variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. We offer two Flex Extra variable annuity contracts: the flexible purchase payment contract and the single purchase payment contract. Both contracts provide for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in these contracts. These investment choices include a fixed interest account option called the Guaranteed Principal Account as well as the following seven funds which are offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund
•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex Extra contracts.

To learn more about the Flex Extra contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2000. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 29 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Annuity Service Center, W305, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:
•	are not bank deposits.
•	are not federally insured.
•	are not endorsed by any bank or governmental agency.
•	are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
May 1, 2000.

Index of Special Terms	3

Highlights	4

Table Of Fees And Expenses	5

The Company	9

The Flex Extra Variable Annuity Contracts – General Overview	9

Ownership Of A Contract	10
Owner	10
Annuitant	10
Beneficiary	10

Purchasing A Contract	11
Purchase Payments	11
Allocation Of Purchase Payments	11

Investment Choices	12
The Separate Accounts	12
The Funds	12
The Guaranteed Principal Account	13

Contract Value	14
Accumulation Units	14
Transfers	14
Transfers During the Accumulation Phase	14
Transfers During the Income Phase	15
Automatic Transfers	15
Dollar Cost Averaging Program	15
Asset Allocation Program	15
Interest Sweep Option	16
GPA Liquidation Program	16
Withdrawals	16
Automatic Withdrawal Option Program	17
Right to Make Loans from a TSA Contract	17

Expenses	19
Insurance Charges	19
Mortality and Expense Risk Charge	19
Administrative Expense Charge	19
Administrative Charge	19
Contingent Deferred Sales Charge	19
Free Withdrawals	21
Premium Taxes	21

Transfer Fee	21
Income Taxes	22
Fund Expenses	22

The Income Phase	23
Fixed Annuity Payments	23
Variable Annuity Payments	23
Annuity Unit Value	23
Annuity Options	24
Payments after Death of an Annuitant	24

Payments On Death	25
Death Benefit During the Accumulation Phase	25
Death Benefit Distribution Requirements	25

Taxes	26
Annuity Contracts In General	26
Qualified And Non-Qualified Contracts	26
Withdrawals – Non-Qualified Contracts	26
Withdrawals – Qualified Contracts	27
Withdrawals – Tax Sheltered Annuities	27
Withdrawals – Texas Optional Retirement Program	28

Other Information	28
Performance	28
Standardized Total Returns	28
Nonstandard Total Returns	28
Yield and Effective Yield	28
Related Performance	28
Distributors	29
Assignment	29
Voting Rights	29
Reservation Of Rights	29
Suspension Of Payments Or Transfers	29
Legal Proceedings	30
Financial Statements	30
Additional Information	30

Appendix A –
Condensed Financial Information	A-1

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	9

Accumulation Unit	14

Annuitant	10

Annuity Options	24

Annuity Payments	23

Annuity Service Center	1

Annuity Unit Value	23

Free Withdrawals	21

Income Phase	9

Maturity Date	23

Non-Qualified	26

Purchase Payment	11

Qualified	26

Separate Account	12

Tax Deferral	9

Index Of Special Terms

Highlights

This prospectus describes the general provisions of the Flex Extra variable annuity contracts. We offer two contracts: a flexible purchase payment contract and a single purchase payment contract. The contracts are the same, except that there are:

(1)	different sales and administrative charges;

(2)	different minimum purchase payment amounts; and

(3)	certain differences associated with tax-qualified plans.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s). In some states, the period may be longer.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value or if you elect to begin receiving annuity payments under the contract. The amount of the contingent deferred sales charge depends on the type of contract you purchase, the length of time since we issued your contract and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge for the flexible purchase payment contract ranges from 8% to 0%. The contingent deferred sales charge for the single purchase payment contract ranges from 5% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 [1] /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as the term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made prior to August 14, 1982.

The Internal Revenue Code treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

Contract Owner Transaction Expenses

Transfer Fee:
None

Sales Load on Purchases:
None

Contingent Deferred Sales Charge (as a percentage of amount withdrawn)

Single Purchase Payment Contract:

Contract Year	1	2	3	4	5	6 and later

Percentage	5%	4%	3%	2%	1%	0

Flexible Purchase Payment Contract:

Contract Year	1	2	3	4	5	6	7	8	9	10 and later

Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0

Annual Administrative Charge

Single Purchase Payment Contract:
$30

Flexible Purchase Payment Contract:
$35

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:
1.15%

Administrative Charge:
0.15%

Total Separate Account Annual Expenses:
1.30%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1999)

	Management Fees	Other Expenses After Expense Reimbursements		Total Operating Expenses After Expense Reimbursements

MML Blend Fund	0.37%	0.01%	*	0.38%
MML Equity Fund	0.37%	0.00%	*	0.37%

MML Managed Bond Fund	0.47%	0.03%	*	0.50%
MML Money Market Fund	0.46%	0.04%	*	0.50%

Oppenheimer Aggressive Growth Fund/VA	0.66%	0.01%		0.67%
Oppenheimer Global Securities Fund/VA	0.67%	0.02%		0.69%

Oppenheimer Strategic Bond Fund/VA	0.74%	0.04%		0.78%

*We have agreed to bear the expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of these Funds through April 30, 2001. We do not expect that we will be required to reimburse any expenses of these Funds due to this undertaking in 2000.

Table Of Fees And Expenses

Examples

The following examples are designed to help you understand the expenses in the contracts. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund that earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply.

There are two sets of examples. The first set of examples assumes you purchased a single purchase payment contract and the second set of examples assumes you purchased a flexible purchase payment contract.

Single Purchase Payment Contract

This first example assumes that you withdrew all of your money at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

MML Blend Division		$64	$84	$104	$203
MML Equity Division		64	84	103	202

MML Managed Bond Division		65	87	110	216
MML Money Market Division		65	88	110	216

Oppenheimer Capital Appreciation Division*		67	93	119	234
Oppenheimer Global Securities Division		67	93	120	236

Oppenheimer Strategic Bond Division		68	96	124	245

This second example assumes you do not withdraw all of your contract value.
	Year	1	3	5	10

MML Blend Division		$17	$54	$ 93	$203
MML Equity Division		17	54	93	202

MML Managed Bond Division		19	58	99	216
MML Money Market Division		19	58	100	216

Oppenheimer Capital Appreciation Division*		20	63	108	234
Oppenheimer Global Securities Division		21	64	109	236

Oppenheimer Strategic Bond Division		22	66	114	245

Table Of Fees And Expenses

Flexible Purchase Payment Contract

This first example assumes that you withdrew all of your money at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

MML Blend Division		$93	$126	$151	$213
MML Equity Division		93	126	151	213

MML Managed Bond Division		94	130	157	226
MML Money Market Division		94	130	157	227

Oppenheimer Capital Appreciation Division*		95	135	165	244
Oppenheimer Global Securities Division		96	135	166	246

Oppenheimer Strategic Bond Division		97	138	171	255

This second example assumes you do not withdraw all of your contract value.
	Year	1	3	5	10

MML Blend Division		$18	$ 57	$ 98	$213
MML Equity Division		18	57	98	213

MML Managed Bond Division		20	61	105	226
MML Money Market Division		20	61	105	227

Oppenheimer Capital Appreciation Division*		22	66	113	244
Oppenheimer Global Securities Division		22	67	114	246

Oppenheimer Strategic Bond Division		23	69	119	255

*The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples for the single purchase payment contract reflect the $30 annual administrative charge as an annual charge of 0.04%. This charge is based on an anticipated average contract value of $75,000.

The examples for the flexible purchase payment contract reflect the $35 annual administrative charge as an annual charge of 0.15%. The charge is based on an anticipated average contract value of $25,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A – Condensed Financial Information.

Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (MassMutual), 1295 State Street, Springfield, Massachusetts, is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. MassMutual is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada.

MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion as of December 31, 1999.
The Flex Extra Variable Annuity Contracts –General Overview

Flex Extra is a contract between you, the owner and us, MassMutual. The contracts are intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The Flex Extra contracts, like all deferred annuity contracts, have two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contracts are called variable annuities because you can choose to allocate your purchase payment(s) among various investment choices. Your choices include seven funds and one fixed interest account called the Guaranteed Principal Account (GPA). The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the GPA.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, a fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The contract is available as a single purchase payment contract or a flexible purchase payment contract.

Contracts issued by Separate Account 1 are designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code (Code). The following are the types of plans for which the contracts are suitable:

•
pension and profit-sharing plans qualified under Section 401(a) or 403(a) of the Code, and participant-directed individual account plans under Section 404(c) of ERISA. These plans are sometimes referred to as ERISA Plans;

•
annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code. These plans are sometimes called “Tax Sheltered Annuities” or “TSAs”;

The Company/General Overview

•	deferred compensation plans for state and local governments and tax-exempt organizations established under the provisions of Section 457 of the Code; and

•
Individual Retirement Annuities established in accordance with Section 408 of the Code. These are referred to as IRAs. This also includes Roth IRA’s and those under a Simplified Employee Pension Plan or a Saving Incentive Match Plan (also called SIMPLE IRA).

Contracts issued by Separate Account 2 are sold for use in retirement plan arrangements other than the qualified plans offered through Separate Account 1. These contracts are referred to as non-qualified. They may be purchased by a Charitable Remainder Trust.

Ownership Of A Contract

Owner

The owner is named at time of application. The owner of the contract must be the annuitant, except in the following situations where there is:

•	a custodian for a minor annuitant under the Uniform Gifts or Transfers to Minors Act;

•	a non-natural person;

•	a trust; or

•	an employer sponsored plan.

Participants under a qualified contract, except for TSAs and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

In most states, we will not issue a flexible purchase contract to you if you are 75 1 /2 years or older as of the date we proposed to issue the contract. In most states, we will not issue a single purchase contract to you if you are 79 1 /2 years or older as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

Annuitant

The annuitant is the person on whose life we base annuity payments.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

A beneficiary who is the surviving spouse of the owner of a contract that we issued as an IRA, may elect to treat the contract as if he/she were the contract owner. Please call our Annuity Service Center for more information.

Ownership Of A Contract

Purchasing A Contract

Purchase Payments

Single Purchase Payment Contract:

•	Minimum – $25,000

•	Maximum – $1,000,000 without our prior approval

Flexible Purchase Payment Contract:

•	Minimum

•	$2,000, if you intend to make only one purchase payment over the lifetime of the contract; or otherwise

•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

•	Maximum – $1,000,000 total payments without our prior approval.

You can make additional purchase payments to your flexible purchase payment contract of at least $50.

We have the right to reject any application or purchase payment.

You may make your initial purchase payment, along with your completed application, by giving them to your agent. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

MassMutual VA
P.O. Box 92714
Chicago, IL 60675-2714

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MassMutual Account #910-2-517290
Ref: VA Income Contract #
Name: (Your Name)

Allocation Of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments under our flexible purchase payment contract, we will apply them in the same way that you requested on your application, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our lockbox or Annuity Service Center, we will apply your first purchase payment within 2 business days. If you do not give us all the information we need, we will contact you to get it. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing A Contract

Investment Choices

The Separate Accounts

We established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established these separate accounts to hold the assets that underlie the contracts. We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. We have registered both separate accounts with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940.

We own the assets of the separate accounts. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

We have divided each separate account into 7 divisions. Each of these divisions invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers 7 funds that are listed below. We may add additional funds in the future.

MML Series Investment Fund (“MML Trust”)

MML Trust is a no-load, open-end, investment company having eleven series of shares each of which has a different investment objective designed to meet different investment needs. Four of the series are available to you. MassMutual serves as the investment adviser to the MML Trust.

MassMutual has entered into a subadvisory agreement with David L. Babson and Company, Inc. (“Babson”), a controlled subsidiary of MassMutual. Babson manages the investment of the assets of the MML Blend Fund, the MML Equity Fund, the MML Managed Bond Fund and the MML Money Market Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income by investing in equity securities.

MML Managed Bond Fund.  The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.

MML Money Market Fund.  The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Variable Account Funds is an investment company consisting of 10 separate series of shares known as funds. The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (OFI). OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned by senior management of OFI and controlled by MassMutual.

OFI has operated as an investment adviser since 1959. The manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $120 billion as of December 31, 1999, and with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Investment Choices

Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in “growth-type” companies.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations which are considered to have appreciation possibilities. It invests mainly in equity securities of U.S. and foreign issuers.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated high yield securities of U.S. and foreign companies.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds’ prospectuses carefully before investing.

The Guaranteed Principal Account

You may allocate purchase payments to our fixed interest account referred to as the Guaranteed Principal Account (GPA). Payments that you allocate to the GPA become part of MassMutual’s general account assets. You can also make transfers of your contract value into or from the GPA with some restrictions.

You do not participate in the investment performance of the assets in the GPA. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

For TSAs, we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or

•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.
Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the GPA.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of one accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each fund after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Strategic Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Strategic Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Strategic Bond Fund/VA.

Transfers

You can transfer all or part of your contract value among the funds and the GPA. Transfers out of the GPA are subject to certain limitations. We have the right to terminate or modify these transfer provisions.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Transfers During the Accumulation Phase

You may transfer all or part of your assets among the funds or into the GPA without charge. However, we reserve the right to limit transfers to once every 90 days. You may not make transfers during the period 30 days before your contract enters the income phase. We do not charge a fee for making transfers.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers from the GPA to the funds are subject to the following restrictions:

(1)	You are limited to one transfer out of the GPA each contract year; and

(2)
Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your contract value from the GPA for three consecutive years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

If your contract is a TSA with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

(1)	25% of the amount in the GPA on the date the transfer is made; or

(2)	the amount in the GPA on the date the transfer is made, less the amount of any outstanding contract loan.

Finally, we reserve the right to:

(1)
limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year; and

(2)	prohibit transfers from the GPA to the MML Money Market Fund.

Transfers During the Income Phase

You may not make any transfers during the income phase.

Automatic Transfers

We currently offer the following four automatic transfer programs:

•	Dollar Cost Averaging

•	Asset Allocation Program

•	Interest Sweep Option

•	GPA Liquidation Program

These programs are only available during the accumulation phase. You may participate in only one of the automatic transfer programs at a time. We currently do not charge you for participating in these programs, but we reserve the right to do so in the future.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

The minimum amount you can transfer is $500. You must have a minimum balance of $6,000 in the originating fund in order to participate in the Dollar Cost Averaging Program.

The minimum duration of participation in any Dollar Cost Averaging program is currently 12 months. Dollar Cost Averaging transfers can be made monthly or quarterly.

Your Dollar Cost Averaging option will terminate:

•	upon your death;

•	if we make the last transfer you selected;

•	if you request a loan on a TSA contract;

•	if you begin the income phase of your contract; or

•	if we receive your written request to terminate the program at least 5 business days prior to the next scheduled transfer date.

We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Asset Allocation Program

The asset allocation program allows you to periodically adjust the percentage of your contract value allocated to selected investment choices. We will automatically transfer money between investment choices to maintain your desired allocation. With the asset allocation program, you may maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

You can choose to have the transfers done quarterly, semi-annually, or annually. However, you may only make annual transfers if you use the GPA in your asset allocation program. If you are making annual transfers, you must maintain a contract value of at least $6,000. If you are making semi-annual or quarterly transfers, your minimum contract value must be $25,000. You may adjust your allocations at any time.

Your Asset Allocation option will terminate:

•	upon your death;

•	if we make the last transfer you elected;

•	if your contract value falls below the minimum;

•	if you request a loan on a TSA contract;

•	if you begin the income phase of your contract; or

•	if we receive your written request to terminate the program at least 5 business days prior to the next scheduled transfer date.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your GPA account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the interest sweep option does not assure profit and does not protect against loss in declining markets.

To participate in this program, you must have at least $6,000 in your GPA account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This service will terminate:

•	if your account balance falls below the required minimum amount in the GPA;

•	upon your death;

•	if you request a loan on a TSA contract;

•	if you begin the income phase of your contract; or

•	if we receive your written request to terminate the program at least 5 business days prior to the next scheduled transfer date.

GPA Liquidation Program

Under the GPA liquidation program, you can automatically transfer 25% of your GPA balance to one or more funds until your GPA balance is liquidated in the fourth year. This option lets you systematically transfer your money into more aggressive funds. The GPA liquidation program does not assure a profit and does not protect you against loss in declining markets.

There are no required minimum balances, and the program will continue until all your GPA account value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

This service will terminate:

•	upon your death;

•	if you request a loan on a TSA contract;

•	if you begin the income phase of your contract;

•	if you add any money to the GPA through transfers or additional purchase payments during the 4-year period; or

•	if we receive your written request to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase you may make either a partial or total withdrawal of your contract value. The Internal Revenue Code imposes special rules in the case of a TSA contract.

If you make a partial withdrawal, you must tell us from which investment choices you want the withdrawal taken. You must withdraw at least $100 or the entire value in a fund or the GPA, if less. If your request for a partial withdrawal will reduce your contract value to less than $500, we will treat the request as a full withdrawal of your contract value. Partial withdrawals may be subject to a contingent deferred sales charge.

If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more payment options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Your withdrawal is effective on the business day we receive your fully completed surrender form at our Annuity Service Center. If we receive your request at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed surrender form at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Automatic Withdrawal Option Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of at least $100. You may elect to receive payment amounts that are for a constant dollar, a constant percentage or IRS minimum required distributions. We may restrict the options available to you, depending on whether your contract is qualified or non-qualified. Our Annuity Service Center can provide you with complete information.

To initiate this program, your contract value must be at least $10,000. Currently, we do not charge you to participate in this program, but we reserve the right to charge up to $3 per withdrawal in the future. This program is only available during the accumulation phase.

You must elect this program in writing. Once we accept the request, the program will go into effect as of the date of the first regularly scheduled partial withdrawal. You may elect to have your automatic withdrawal amounts transferred electronically to your bank account.

You can make changes to your program by sending us a written request. However, changes may only be made once each calendar year.

If you have not taken a withdrawal earlier in the contract year, we will apply the 10% free withdrawal to withdrawals under this program.

Your automatic withdrawal program ends:

•	upon your death;

•	if your contract value falls below $500;

•	if we process the last withdrawal you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request to terminate the program at least 5 business days prior to the next scheduled transfer date.

If you participate in this program, you may be subject to surrender charges.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Right to Make Loans from a TSA Contract

In some states, if your contract is a non-ERISA and non-Texas Optional Retirement Program TSA, you may be able to make a loan under your contract. All such loans must conform to the requirements of the Code. There are limitations on the amount of loan you can make and there is a required loan repayment schedule. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Code.

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any outstanding loan, plus

•	interest on the loan for 12 months based on the loan interest rate then in effect, plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal.

Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge. The total insurance charges are 1.30% of the daily value of the assets invested in each fund, after fund expenses are deducted. We have the right to increase these charges to a total of 1.40%.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•
the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current administrative expense and annual administrative charges will be insufficient to cover the actual cost of administering the contracts.

If the mortality and expense risk charge is not sufficient to cover the actual costs, we will bear the loss. However, we do expect to profit from this charge.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year.

If you own a single purchase payment contract, we deduct $30 per contract year as an administrative charge. The charge is $35 per contract year if you own a flexible purchase payment contract. We may increase this charge, but it will not exceed $50. We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges.

We make this deduction from the funds you have selected in the order noted in your contract and then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your contract value in the GPA on the contract anniversary.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge if you elect to begin the income phase of your contract under certain annuity payment options. We use this charge to cover certain expenses related to the sale of the contract.

The contingent deferred sales charge will be a percent of the amount you withdraw or a percent of your contract value at the maturity date. The amount of the charge depends on the length of time between when we issued your contract and when you make a withdrawal or begin receiving annuity payments.
Expenses

The contingent deferred sales charge is assessed as follows:

Contract Year of Withdrawal or Maturity	Charge for Flexible Purchase Payment Contracts	Charge for Single Purchase Payment Contracts

1st Year	8%	5%
2nd Year	8%	4%

3rd Year	7%	3%
4th Year	6%	2%

5th Year	5%	1%
6th Year	4%	0%

7th Year	3%	0%
8th Year	2%	0%

9th Year	1%	0%
10th Year and thereafter	0%	0%

The total amount of the contingent deferred sales charge we deduct will not exceed 8.5% of your total purchase payments.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon our payment of a death benefit;

•	If you are 59 [1] /2 or older, and you apply your entire contract value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed time payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire contract value:

•	under a variable lifetime payment option; or

•	under a variable fixed-time payment option, with payments for 10 years or more.

•	On a lump-sum payment equal to the present value of the remaining payments under a variable fixed-time payment option, if we had imposed a contingent deferred sales charge on the maturity date;

•
If you surrender your contract before April 30, 2001 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal;

•
If you withdraw “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans. They include TSAs and IRAs. We look to the Internal Revenue Code for the definition and description of excess contributions;

•
If your contract was purchased by exchanging a previously issued MassMutual variable annuity contract where we waived the contingent deferred sales charge due to an earlier exchange or which was subject to an initial sales charge;

•	If you exchange a fixed annuity contract issued by us or any of our affiliates which has no surrender charge and has at least 60 days until its maturity date, for a single purchase payment contract;

•
If the bail out provision applies. The bail out provision applies if, at any time before your contract matures, the effective annual interest rate credited to the GPA falls below the specified interest rate for a calendar quarter. (New York requires that the values be in the GPA in order to take advantage of this provision.) The specified interest rate is equivalent to the average discount rate on the 91-day U. S. Treasury bills during the preceding quarter, reduced by 1.40%. Within 10 days after the effective annual interest rate credited to the GPA falls below the specified interest rate, we will send you a written notice. This notice will indicate that you may fully withdraw your contract value or begin receiving annuity payments without incurring a contingent deferred sales charge for a period of 60 days after we mail the notice to you.

•
Owners of certain Flex Extra variable annuity contracts may exchange these contracts for a Panorama Premier contract issued by us in New York and New Jersey and issued by our wholly-owned subsidiary, C.M. Life Insurance Company, in all other jurisdictions. If the Flex Extra contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Flex Extra contract or the Panorama Premier contract. If the Flex Extra contract is within the contingent deferred sales charge period at the time of the exchange, we will not assess a contingent deferred sales charge under the Flex Extra contract on the contract value exchanged to a Panorama Premier contract. However, a contingent deferred sales charge may be assessed under the Panorama Premier contract. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Flex Extra contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

•
Owners of certain Flex Extra variable annuity contracts issued as TSAs may exchange these contracts for a MassMutual Artistry contract. If the Flex Extra contract is beyond the contingent deferred sales charge period and would be beyond the contingent deferred sales charge period on the MassMutual Artistry contract at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Flex Extra contract or the MassMutual Artistry contract. If the Flex Extra contract is within the contingent deferred sales charge period at the time of the exchange, we will not assess a contingent deferred sales charge under the Flex Extra contract on the contract value exchanged to a MassMutual Artistry contract. However, a contingent deferred sales charge may be assessed under the MassMutual Artistry contract. The MassMutual Artistry contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a MassMutual Artistry payment on the issue date of the original TSA contract we or one of our affiliate companies issued to you. After the exchange is complete, any additional payments made to the MassMutual Artistry contract will be subject to the MassMutual Artistry contingent deferred sales charge.

•	If you purchased your contract by exchanging a previously issued MassMutual Flex-Annuity contract, we will base your contingent deferred sales charges on the issue date of the Flex-Annuity contract.

The exchange programs may not be available in all states. Check with your agent. We have the right to terminate these exchange programs at any time. If you want more information about the exchange programs, contact your agent or us at the Annuity Service Center.

Free Withdrawals

Each contract year and on the maturity date, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your contract value. You may take this 10% in multiple withdrawals each contract year.

We have a different free withdrawal provision for contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a contingent deferred sales charge on withdrawals in each contract year equal to the greater of:

•	10% of the contract value on the date of the first withdrawal in the contract year; or

•	earnings in the contract as of the date of the withdrawal.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when they are made or from your contract value when you make withdrawals, when you enter the income phase, or upon your death, depending on your state of residence. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Expenses

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative services that we provide.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options. You can choose the month and year to begin those payments. We call that date the maturity date.

We ask you to choose your maturity date when you purchase your contract. If you do not choose an annuity option, we will assume that you selected a variable monthly annuity under a life income option with 120 payments guaranteed. You can defer your maturity date to any allowable date later than your current maturity date, provided we receive the written request at least 90 days before the current maturity date. You can also elect to have an earlier maturity date than the current date in effect, provided that we receive the written request at least 30 days before the earlier maturity date desired.

The maturity date must be:

(1)	the contract anniversary nearest to the annuitant’s 85th birthday;

(2)	if state law permits, you may defer the maturity date to age 90; or

(3)	in states where available, the maturity date may be deferred to age 100 on contracts purchased by a Charitable Remainder Trust.

At the maturity date, you have the same fund choices that you had during the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. You may also elect to receive your contract value in a lump sum.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select; and

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable; and

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 4%.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number or your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.
The Income Phase

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. Also, you may not transfer among the funds and the GPA. In addition, during the income phase we do not allow withdrawals, except as explained under the fixed time payment option.

Fixed Income Payment Option.  (available as a fixed payment only) We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance.

Fixed Time Payment Option.  We will make fixed and/or variable monthly annuity payments for any period selected, up to 30 years. You may elect to withdraw the present value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

Lifetime Payment Option.  We will make fixed and/or variable payments based on the life of the annuitant. If you elect this option, we will make annuity payment:

(1)	without any guaranteed number of payments;

(2)	with payments guaranteed for the amount applied; or

(3)	with a guaranteed number of payments for 5, 10 or 20 years.

Interest Payment Option.  (available only on non-qualified contracts and available only as a fixed payment option) We will hold any amount applied under this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year.

Joint Lifetime Payment Option.  We will make fixed and/or variable annuity payments, based on the lives of two annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

(1)	Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both persons have died.

(2)	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

Joint Lifetime Payment Option with Reduced Payments.  We will make fixed and/or variable monthly payments based on the lives of two annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

If your contract value is less than $2,000 on the maturity date, or if the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options which you may elect.

Payments after Death of an Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant dies before we have completed the guaranteed number of payments, we will do one of two things depending upon what the annuitant elected at the maturity date:

•	We will continue making the guaranteed payments to the designated beneficiary, or

•	We will make a payment in one sum.

The Income Phase

Payments on Death

Death Benefit During The Accumulation Phase

If the owner/annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary. The death benefit will be the greater of:

(1)	the total of all purchase payments, less any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death.

We will deduct the amount of any applicable premium taxes, and the amount of any outstanding contract debt if the contract is a TSA.

We may pay the death benefit in one sum within 7 days after we receive proof of death and all other required forms at our Annuity Service Center. With our consent, you may have the death benefit paid under one of the available payment options. We do not impose a contingent deferred sales charge on death benefit payments.

Death Benefit Distribution Requirements

If the owner/annuitant dies on or after the date annuity payments have begun, but before they have been completed, we must distribute the remaining amounts payable under the contract at least as rapidly as we were on the date of the owner/annuitant’s death. If the owner/annuitant dies before the date that annuity payments are due to begin, we must distribute all amounts payable under the contract within five years after the owner/annuitant’s death.

There are exceptions to these distribution requirements that exist in the following two situations:

•
The beneficiary can extend the distributions beyond the above-specified time limits by choosing to receive distributions that start within one year after the owner/annuitant’s death and that extend for a period not exceeding the beneficiary’s life or life expectancy.

•
If the beneficiary is the deceased owner/annuitant’s spouse, then the surviving spouse can continue the contract in his/her name and the above-specified required distributions do not apply until his/her death.

The death benefit distribution requirements are intended to satisfy the requirements of Section 72(s) of the Internal Revenue Code.
Payments On Death

Taxes
NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax deferral purposes.
Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible IRAs and pension and profit-sharing plans, which include 401(k) plans, H.R. 10 Plans, TSAs, etc.

Withdrawals – Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 [1] /2;

(2)	paid to your beneficiary after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

(4)
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made prior to August 14, 1982.

Taxes
Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 [1] /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7);

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 [1] /2;

•	leaves his/her job;

•	dies;

•	becomes disabled, as that term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw his/her own purchase payments made through salary reductions and not any earnings. Salary reduction payments cannot be made for 12 months following a hardship withdrawal.

Any contract value as of December 31, 1988, is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 [1] /2.

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Total Returns

We will show standardized average annual total returns for separate account divisions that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the administrative charge and all other separate account and contract level charges, except premium taxes, if any.

If a division has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the divisions and underlying funds. We may assume the contacts were in existence prior to their inception date, April 27, 1987, which they were not. Total return percentages included all fund level and separate account level charges. They do not include a contingent deferred sales charge, administrative charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns  compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns  measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the MML Money Market Fund over a seven-day period, which we will then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore the effective yield is slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Service, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts.

MML Distributors and MMLISI are wholly-owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013

We will pay commissions to our agents who sell the contracts. Currently, we pay an amount up to 4% of purchase payments.

Assignment

The contract cannot be sold, discounted, assigned or pledged as a collateral for a loan, security for the performance of any other obligation, or any other purpose to anyone other than us.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected.

•	Add separate account divisions.

•
Split or consolidate the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation or annuity unit values for any division.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the fund; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the GPA for the period permitted by law but not for more than six months.
Other Information
Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Financial Statements

We have included our financial statements and those of the Separate Accounts in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For you convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	General Information

2.	Assignment of Contract

3.	Restrictions on Redemptions

4.	Service Arrangements and Distribution

5.	Purchase of Securities Being Offered

6.	Contract Value Calculations

7.	Performance Measures

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

To:	Massachusetts Mutual Life Insurance Company
Annuity Service Center, W305
P.O. Box 9067
Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Flex Extra.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank.]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
Units Outstanding	December 31, 1999	391,979,714	57,438,136	54,486,992	515,226,264
	December 31, 1998	425,596,117	51,773,022	59,569,603	569,209,258
	December 31, 1997	413,935,012	44,060,821	52,035,004	574,212,871
	December 31, 1996	374,083,546	51,271,090	52,403,544	566,300,198
	December 31, 1995	323,311,630	41,803,874	49,720,989	546,216,626
	December 31, 1994	274,538,937	34,934,809	44,101,201	516,939,760
	December 31, 1993	226,395,300	27,346,264	46,476,619	459,927,890
	December 31, 1992	167,299,926	30,143,450	32,608,913	366,588,916
	December 31, 1991	119,606,024	30,802,372	23,155,232	291,461,762
	December 31, 1990	86,652,182	28,833,250	13,552,756	233,186,010

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 1999	130,891,077	22,221,401	24,148,639	159,711,104
	December 31, 1998	136,855,139	20,946,651	26,395,722	172,742,751
	December 31, 1997	126,208,946	19,294,078	21,418,834	163,896,980
	December 31, 1996	104,649,193	20,362,671	20,243,018	148,835,850
	December 31, 1995	82,979,376	14,727,577	18,010,100	131,775,179
	December 31, 1994	66,002,110	10,382,571	14,779,667	120,091,837
	December 31, 1993	53,470,696	6,200,284	13,569,146	103,639,596
	December 31, 1992	36,953,003	6,801,988	8,584,172	73,543,842
	December 31, 1991	24,025,061	6,283,056	5,488,369	50,732,821
	December 31, 1990	14,021,402	7,585,350	2,563,303	35,967,762

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 1999	$4.03	$1.70	$2.24	$3.30
	December 31, 1998	$4.24	$1.64	$2.31	$3.39
	December 31, 1997	$3.70	$1.58	$2.17	$3.02
	December 31, 1996	$2.91	$1.52	$2.00	$2.53
	December 31, 1995	$2.45	$1.47	$1.96	$2.25
	December 31, 1994	$1.89	$1.41	$1.67	$1.85
	December 31, 1993	$1.84	$1.37	$1.75	$1.83
	December 31, 1992	$1.70	$1.35	$1.59	$1.69
	December 31, 1991	$1.56	$1.33	$1.50	$1.56
	December 31, 1990	$1.26	$1.27	$1.30	$1.28
	April 27, 1987*	$1.00	$1.00	$1.00	$1.00

Appendix A

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		Oppenheimer Capital Appreciation** Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
Units Outstanding	December 31, 1999	211,956,583	178,751,173	51,375,362
	December 31, 1998	200,863,119	176,570,468	59,361,175
	December 31, 1997	177,604,099	157,068,622	49,826,459
	December 31, 1996	125,989,293	107,702,603	30,405,082
	December 31, 1995	49,289,518	59,951,410	16,550,444
	December 31, 1994	10,580,565	19,122,038	3,515,388

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 1999	80,382,690	83,296,134	32,955,882
	December 31, 1998	74,932,852	79,716,298	38,756,461
	December 31, 1997	66,601,368	67,261,990	33,692,490
	December 31, 1996	44,476,705	42,255,790	21,134,436
	December 31, 1995	15,969,333	20,647,408	11,113,034
	December 31, 1994	4,250,795	6,903,141	1,621,487

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 1999	$3.46	$2.25	$1.37
	December 31, 1998	$1.91	$1.44	$1.35
	December 31, 1997	$1.72	$1.28	$1.33
	December 31, 1996	$1.56	$1.05	$1.23
	December 31, 1995	$1.32	$0.91	$1.12
	December 31, 1994	$1.01	$0.90	$0.98
	September 12, 1994*	$1.00	$1.00	$1.00

*Commencement of Public Offerings.

**The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA.

A-2
Appendix A
PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

FLEX EXTRA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2
(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2000 (the “Prospectus”). The Prospectus is available upon written or oral (1-800-366-8226) request, from Massachusetts Mutual Life Insurance Company, Annuity Service Center, W305, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

Dated May 1, 2000

General Information	2

Assignment of Contract	2

Restrictions on Redemption	3

Service Arrangements and Distribution	3

Purchase of Securities Being Offered	4

Contract Value Calculations For Amounts Allocated to an Investment Division of a Separate Account	4

Performance Measures	8

Federal Tax Matters	14

Experts	20

Financial Statements	Final Pages

GENERAL INFORMATION

MassMutual

         Massachusetts Mutual Life Insurance Company (“MassMutual”) is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. MassMutual is licensed to transact a life, accident and health insurance business in all fifty states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion as of December 31, 1999. Its home office is located in Springfield, Massachusetts.

The Separate Accounts

         Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

        Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

        Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex Extra Contracts (the “contracts”), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

         MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or MassMutual receives at its Home Office a true copy thereof. MassMutual assumes no responsibility for the validity of any assignment.

        While the contracts are generally assignable, all non-tax qualified (Separate Account 2) contracts must carry a non-transferability endorsement which precludes their assignment. For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

         (1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

        (2)   If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

         (3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

         (4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for contract loans; and

         (5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

         Assignments may be subject to federal income tax.

RESTRICTIONS ON REDEMPTION

         Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Withdrawals-Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

SERVICE ARRANGEMENTS AND DISTRIBUTION

        MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, is the principal underwriter for each Separate Account pursuant to an Underwriting and Servicing Agreement among MassMutual, MML Distributors and the Separate Accounts. MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter for each Separate Account.

        MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). The contracts are sold through agents who are licensed by state insurance department officials to sell the contracts. These agents are also registered representatives of selling brokers or MMLISI. The contracts are offered in all states and the District of Columbia.

        Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for each Separate Account. Compensation paid to MMLISI in 1999 and 1998 was $350,000. Compensation paid to MML Distributors in 1999 and 1998 was $10,000. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the contracts. During 1999, 1998, and 1997, commission payments amounted to $23,999,633, $37,183,157, and $38,134,964, respectively.

        Under Administration Agreements, MassMutual has agreed to provide, or provide for, and assume: (1) all services and expenses required for the administration of those contracts which depend in whole or in part on the investment performance of the Separate Accounts; and (2) all services and expenses required for the administration of the Separate Accounts other than the services and expenses referred to in (1). MassMutual also has agreed to provide, or provide for, and assume all services and expenses required for the Separate Accounts’ management-related services. MassMutual receives no compensation for such services apart from the various charges against the contracts described in the Prospectus.

        These Servicing and Administration Agreements may be terminated by the parties without the payment of any penalty upon sixty days’ written notice. The agreements immediately terminate in the event of their assignment (within the meaning of the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. Contract owners will not receive notice with respect to changes in the agreements.

        The offering of the contracts is continuous.

PURCHASE OF SECURITIES BEING OFFERED

        Interests in the Separate Account are sold to contract owners as accumulation units. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN
INVESTMENT DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase Valuation Date, Valuation Time and Valuation Period

        Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

        The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division of a Separate Account

        You may allocate purchase payments among the available investment Divisions of a Separate Account and the GPA. At the end of each Valuation Period, MassMutual will apply Your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

        The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a purchase payment is received in good order in the mail or by wire transfer at MassMutual’s Annuity Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Annuity Service Center. (due to incomplete or ambiguous application information, for example) the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

        The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

        The gross investment rate for each Division of a Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

        The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

        See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

        When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the “Fixed Income Option” in your contract), variable monthly annuity payments (referred to as the “Variable Income Option” in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. A contingent deferred sales charge (as described in the Prospectus) may be deducted from the Accumulated Value of your contract at maturity. Fixed or variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

Fixed Annuity

        If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

Variable Monthly Annuity

        If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

        The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract to each Division of a Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

        The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

        The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

        The assumed investment rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

        The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and
Annuity Unit Value for any Division of a Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period
Value of Net Assets at beginning of Valuation Period

Net Investment Factor	=	Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	=	Accumulation Unit Value on Preceding
Valuation Date × Net Investment Factor

Annuity Unit Value on Preceding Valuation
Annuity Unit Value	=	Date × Net Investment Factor

1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation
and Annuity Unit Value Using Hypothetical Example

        The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

        The gross investment rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (.00039200 plus 1.00000000 minus .00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

General Formulas to Determine Variable Monthly Annuity
Payments and Number of Annuity Units for any Division of a Separate Account

Accumulation Units Applied × Accumulation Unit
First Variable Monthly Annuity	=	Value on Payment Calculation Date for First Payment
Variable Monthly Annuity Payment × Purchase Rate

First Variable Monthly Annuity Payment

Number of Annuity Units	=	Annuity Unit Value on Payment Calculation Date
Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable	=	Number of Annuity Units × Annuity Unit Value
Monthly Annuity Payments		on the Applicable Payment Calculation Date

Illustration of Computation of Variable Monthly Annuity
Payments for a Contract Using Hypothetical Example

        The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

        The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × .00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

PERFORMANCE MEASURES

         MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

         MassMutual will show standardized average annual total returns for each Separate Account Division that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the administrative charge, and all other fund, Separate Account and contract level charges, except premium taxes, if any. The administrative charge will be apportioned among the Divisions of the Separate Account based upon the percentage of in-force contracts investing in each of the Divisions.

        If a Separate Account Division has been in existence for less than one year, MassMutual will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

        The following tables show the standardized average annual total return for the Divisions for the period ended December 31, 1999.

Flexible Purchase Payment Contract

	1 Year	5 Years	10 Years	Since Inception*
MML Blend Division	(10.41)%	10.79%	9.35%	—
MML Equity Division	(12.97)	14.67	11.19	—
MML Managed Bond Division	(10.24)	5.20	6.18	—
MML Money Market Division	(4.07)	2.98	3.59	—
Oppenheimer Capital Appreciation Division**	72.14	26.97	—	25.37%
Oppenheimer Global Securities Division	47.49	18.89	—	15.28
Oppenheimer Strategic Bond Division	(5.91)	6.00	—	5.25

*	Since availability of Funds within contract (9/12/94)
**	The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA.

Single Purchase Payment Contract

	1 Year	5 Years	10 Years	Since Inception*
MML Blend Division	(6.80)%	11.71%	9.43%	—
MML Equity Division	(9.43)	15.63	11.29	—
MML Managed Bond Division	(6.73)	6.00	6.20	—
MML Money Market Division	(0.34)	3.75	3.59	—
Oppenheimer Capital Appreciation Division**	74.22	27.68	—	26.04%
Oppenheimer Global Securities Division	50.43	19.79	—	16.14
Oppenheimer Strategic Bond Division	(2.24)	6.80	—	5.99

  * Since availability of Funds within the contract (9/12/94)
**	The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA.

Non-Standard Total Returns

         MassMutual will also show total returns based on historical performance of the Divisions and underlying funds. MassMutual may assume the contracts were in existence prior to their inception date (April 27, 1987), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, administrative charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

        Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

         Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

        The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (April 27, 1987) which they were not. Beginning on the contract inception date (April 27, 1987), actual accumulation unit values are used for the MML Equity, MML Money Market, MML Managed Bond, and MML Blend Funds. Beginning on September 12, 1994, actual accumulation unit values are used for the Oppenheimer Aggressive Growth, Oppenheimer Global Securities, and Oppenheimer Strategic Bond Funds.

Average Annual Total Returns
For Periods Ending December 31, 1999

Fund (Inception)	1 Year	3 Years	5 Years	10 Years	Since Inception
MML Blend (2/3/84)	(2.51)%	9.27%	12.31%	9.99%	11.46%
MML Equity* (9/15/71)	(5.06)	11.42	16.29	11.97	13.37
MML Managed Bond (12/16/81)	(3.10)	3.93	6.12	6.31	8.27
MML Money Market (12/16/81)	3.44	3.70	3.80	3.64	5.21
Oppenheimer Aggressive Growth (8/15/86)	81.24	30.40	28.05	18.88	17.73
Oppenheimer Global Securities (11/12/90)	56.44	28.77	20.12	—	15.41
Oppenheimer Strategic Bond (5/3/93)	1.50	3.43	6.87	—	4.96

*	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1977 and later years.

        Performance information for the Separate Account Divisions may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

         MassMutual may also show yield and effective yield for the MML Money Market Division over a seven-day period, which MassMutual then “annualizes”. This means that when MassMutual calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. MassMutual shows this as a percentage of the investment. MassMutual calculates the “effective yield” similarly but when it annualizes the amount, it assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

        These figures will reflect a deduction for Fund, Separate Account, and certain contract level charges and the annual administrative charge assuming such contract remains in force. The administrative charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields.

        The 7-day yield and effective yield for the MML Money Market Division for the period ended December 31, 1999 is as follows:

        Before Administrative Charge Deduction (Separate Accounts 1 and 2)

7-Day Yield:	4.06%
7-Day Effective Yield:	4.14%

        After Administrative Charge Deduction (Separate Accounts 1 and 2)

	Flexible Purchase Contracts	Single Purchase Contracts
Annual Maintenance Charge Deduction	0.14%	0.04%
7-Day Yield	3.92%	4.02%
7-Day Effective Yield	4.00%	4.10%

        The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Flex Extra Hypothetical Projections

MML Managed Bond

$10,000 single purchase payment made December 31, 1989

Date	Payment	Accumulated Value	Non-Standardized One Year (or Calendar Year) Total Return
12/31/1989	10,000	10,000
12/31/1990		10,670	6.7%
12/31/1991		12,258	14.88%
12/31/1992		12,951	5.66%
12/31/1993		14,261	10.11%
12/31/1994		13,511	(5.26)%
12/31/1995		15,858	17.38%
12/31/1996		16,129	1.71%
12/31/1997		17,469	8.31%
12/31/1998		18,614	6.55%
12/31/1999		18,001	(3.29)%

MML Blend

$10,000 single purchase payment made December 31, 1989

Date	Payment	Accumulated Value	Non-Standardized One Year (or Calendar Year) Total Return
12/31/1989	10,000	10,000
12/31/1990		10,077	0.77%
12/31/1991		12,307	22.13%
12/31/1992		13,252	7.68%
12/31/1993		14,317	8.04%
12/31/1994		14,446	0.90%
12/31/1995		17,551	21.49%
12/31/1996		19,710	12.30%
12/31/1997		23,497	19.21%
12/31/1998		26,307	11.96%
12/31/1999		25,610	(2.65)%

MML Money Market

$10,000 single purchase payment made December 31, 1989

Date	Payment	Accumulated Value	Non-Standardized One Year (or Calendar Year) Total Return
12/31/1989	10,000	10,000
12/31/1990		10,645	6.45%
12/31/1991		11,107	4.34%
12/31/1992		11,311	1.84%
12/31/1993		11,438	1.12%
12/31/1994		11,689	2.20%
12/31/1995		12,148	3.93%
12/31/1996		12,562	3.40%
12/31/1997		13,009	3.56%
12/31/1998		13,471	3.55%
12/31/1999		13,900	3.18%

MML Equity
$10,000 single purchase payment made December 31, 1989
Date	Payment	Accumulated Value	Non-Standardized One Year (or Calendar Year) Total Return
12/31/1989	10,000	10,000
12/31/1990		9,656	(3.44)%
12/31/1991		11,940	23.65%
12/31/1992		12,988	8.77%
12/31/1993		14,008	7.85%
12/31/1994		14,359	2.50%
12/31/1995		18,560	29.26%
12/31/1996		22,001	18.54%
12/31/1997		27,907	26.84%
12/31/1998		31,978	14.59%
12/31/1999		30,325	(5.17)%

Oppenheimer Aggressive Growth

$10,000 single purchase payment made December 31, 1989

Date	Payment	Accumulated Value	Non-Standardized One Year (or Calendar Year) Total Return
12/31/1989	10,000	10,000
12/31/1990		8,176	(18.24)%
12/31/1991		12,451	52.29%
12/31/1992		14,150	13.65%
12/31/1993		17,749	25.43%
12/31/1994		16,155	(8.98)%
12/31/1995		21,109	30.67%
12/31/1996		25,008	18.47%
12/31/1997		27,541	10.13%
12/31/1998		30,521	10.82%
12/31/1999		55,281	81.12%

Oppenheimer Strategic Bond

$10,000 single purchase payment made May 31, 1993

Date	Payment	Accumulated Value	Non-Standardized One Year (or Calendar Year) Total Return
5/31/1993	10,000	10,000
12/31/1993		10,388	3.88%
12/31/1994		9,832	(5.35)%
12/31/1995		11,157	13.49%
12/31/1996		12,308	10.31%
12/31/1997		13,173	7.03%
12/31/1998		13,346	1.31%
12/31/1999		13,510	1.23%

Oppenheimer Global Securities

$10,000 single purchase payment made November 30, 1990

Date	Payment	Accumulated Value	Non-Standardized One Year (or Calendar Year) Total Return
11/30/1990	10,000	10,000
12/31/1990		10,049	0.49%
12/31/1991		10,219	1.69%
12/31/1992		9,335	(8.65)%
12/31/1993		15,655	67.70%
12/31/1994		14,533	(7.17)%
12/31/1995		14,632	0.69%
12/31/1996		16,945	15.81%
12/31/1997		20,495	20.95%
12/31/1998		23,054	12.48%
12/31/1999		36,024	56.26%

FEDERAL TAX MATTERS

General

        Note: The following description is based upon the MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

         MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part MassMutual.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

         MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

        The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

        The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

        Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

        An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their contracts.

Income Tax Withholding

        All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan made after December 31, 1998. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1 /2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

        The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

        Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    a.  Tax Sheltered Annuities

        Section 403(b) of the Code permits the purchase of “tax sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the contracts. The amount of contributions to the tax sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See “Tax Treatment of Withdrawals—Qualified Contracts” and “Tax Sheltered Annuities—Withdrawal Limitations” below.) Employee loans are not allowable under the contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    b.  H.R. 10 Plans

        Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    c.  Individual Retirement Annuities

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals— Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        Roth IRAs

        Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer’s IRA contributions, including Roth IRA and non-Roth IRAs.

        Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

        Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

         Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    d.  Corporate Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

        In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

         Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Tax Sheltered Annuities—Withdrawal Limitations

        The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1 /2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the contract owner’s value which represents contributions made by the owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between tax sheltered annuity plans. Contract owners should consult their own tax counsel or other tax adviser regarding any distributions.

Section 457 Deferred Compensation (“Section 457”) Plans

        Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

        The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,000 (in 1998). Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

         Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

        We have included the 1999 audited statutory financial statements of MassMutual and the 1999 audited financial statements of the Flex Extra (Non-qualified) Segment of Massachusetts Mutual Variable Annuity Separate Account 2 and the Flex Extra (Qualified) Segment of Massachusetts Mutual Variable Annuity Separate Account 1 in this Statement of Additional Information in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

        The 1998 and 1997 audited statutory financial statements of MassMutual and the 1998 audited financial statements of the Flex Extra (Non-qualified) Segment of Massachusetts Mutual Variable Annuity Separate Account 2 and the Flex Extra (Qualified) Segment of Massachusetts Mutual Variable Annuity Separate Account 1 were audited by auditors other than Deloitte & Touche LLP.

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Flex Extra (non-qualified) Segment of Massachusetts Mutual Variable Annuity Separate Account 2 (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Financial Statements of the account for the year ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex Extra
(Non-Qualified)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

ASSETS

Investments
Number of shares (Note 2)	14,095,559	37,959,187	4,661,353	22,002,986	3,392,165	5,612,541	9,095,397

Identified cost (Note 3B)	$413,860,258	$ 37,959,187	$ 57,273,379	$ 472,074,092	$ 138,519,886	$ 109,943,300	$ 46,234,446

Value (Note 3A)	$515,268,597	$ 37,959,187	$ 54,119,988	$ 517,218,051	$ 279,209,067	$ 187,514,994	$ 45,204,121

Dividends receivable	16,146,446	168,829	823,385	14,254,107	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	331,315	-	-

Other assets	16,385	-	15	4,113	11,775	335	125

Total assets	531,431,428	38,128,016	54,943,388	531,476,271	279,552,157	187,515,329	45,204,246

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	66,934	2,601	8,920	45,910	31,672	2,518	1,305

Payable to Massachusetts Mutual Life Insurance Company	2,128,474	330,010	507,641	2,763,551	-	155,190	127,689

Total liabilities	2,195,408	332,611	516,561	2,809,461	31,672	157,708	128,994

NET ASSETS	$529,236,020	$ 37,795,405	$ 54,426,827	$ 528,666,810	$ 279,520,485	$ 187,357,621	$ 45,075,252

Net Assets:

Accumulation units-value	$527,004,901	$ 37,708,695	$ 54,129,496	$ 527,136,473	$ 278,464,750	$ 187,273,678	$ 45,031,753

Annuity reserves (Note 3E)	2,231,119	86,710	297,331	1,530,337	1,055,735	83,943	43,499

Net assets	$529,236,020	$ 37,795,405	$ 54,426,827	$ 528,666,810	$ 279,520,485	$ 187,357,621	$ 45,075,252

Accumulation units (Note 8)

Contractowners	130,891,077	22,221,401	24,148,639	159,711,104	80,377,690	83,291,134	32,950,882

Massachusetts Mutual Life Insurance Company	-	-	-	-	5,000	5,000	5,000

Total units	130,891,077	22,221,401	24,148,639	159,711,104	80,382,690	83,296,134	32,955,882

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 4.03	$ 1.70	$ 2.24	$ 3.30	$ 3.46	$ 2.25	$ 1.37

December 31, 1998	4.24	1.64	2.31	3.39	1.91	1.44	1.35

December 31, 1997	3.70	1.58	2.17	3.02	1.72	1.28	1.33

December 31, 1996	2.91	1.52	2.00	2.53	1.56	1.05	1.23

December 31, 1995	2.45	1.47	1.96	2.25	1.32	0.91	1.12

*	The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA.

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex Extra
(Non-Qualified)

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Investment income

Dividends (Note 3B)	$ 16,151,179	$ 1,645,681	$ 3,632,811	$ 28,889,168	$ -	$ 5,239,746	$ 2,845,168

Expenses

Mortality and expense risk fees and administrative expenses (Notes 4 and 6)	7,537,752	455,878	765,283	7,514,340	2,307,804	1,712,938	626,418

Net investment income (loss) (Note 3C)	8,613,427	1,189,803	2,867,528	21,374,828	(2,307,804)	3,526,808	2,218,750

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 7)	25,745,687	-	45,707	19,584,401	4,127,361	2,778,483	(72,949)

Change in net unrealized appreciation/depreciation of investments	(63,446,739)	-	(4,790,046)	(54,973,183)	119,233,620	59,871,018	(1,485,472)

Net gain (loss) on investments	(37,701,052)	-	(4,744,339)	(35,388,782)	123,360,981	62,649,501	(1,558,421)

Net increase (decrease) in net assets resulting from operations	$ (29,087,625)	$ 1,189,803	$ (1,876,811)	$ (14,013,954)	$ 121,053,177	$ 66,176,309	$ 660,329

*	The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA.

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex Extra
(Non-Qualified)

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 8,613,427	$ 1,189,803	$ 2,867,528	$ 21,374,828	$ (2,307,804)	$ 3,526,808	$ 2,218,750

Net realized gain (loss) on investments	25,745,687	-	45,707	19,584,401	4,127,361	2,778,483	(72,949)

Change in net unrealized appreciation/depreciation of investments	(63,446,739)	-	(4,790,046)	(54,973,183)	119,233,620	59,871,018	(1,485,472)

Net increase (decrease) in net assets resulting from operations	(29,087,625)	1,189,803	(1,876,811)	(14,013,954)	121,053,177	66,176,309	660,329

Capital transactions: (Note 8)

Net contract payments (Note 6).	40,515,021	6,157,302	5,381,354	36,236,276	12,228,787	7,814,179	2,430,244

Transfer to Guaranteed Principal Account	(2,029,886)	(1,253,555)	(503,711)	(3,528,506)	(531,547)	(169,205)	(294,925)

Withdrawal of funds	(53,965,792)	(7,623,490)	(7,356,859)	(58,767,295)	(12,753,128)	(8,778,774)	(5,442,164)

Reimbursement (payment) of accumulation unit value fluctuation	73,454	3,833	(2,770)	98,815	(141,723)	(164,565)	1,639

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	141,842	(10,963)	(14,035)	(46,908)	(50,287)	(2,827)	1,832

Annuity benefit payments	(386,858)	(10,720)	(73,597)	(212,710)	(119,893)	(10,174)	(4,242)

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(1,139,376)	(115,240)	(278,731)	(1,116,339)	(323,508)	(163,272)	(71,690)

Divisional transfers	(7,306,139)	5,003,242	(1,973,597)	(15,729,141)	16,392,052	8,054,021	(4,440,438)

Net increase (decrease) in net assets resulting from capital transactions	(24,097,734)	2,150,409	(4,821,946)	(43,065,808)	14,700,753	6,579,383	(7,819,744)

Total increase (decrease)	(53,185,359)	3,340,212	(6,698,757)	(57,079,762)	135,753,930	72,755,692	(7,159,415)

NET ASSETS, at beginning of the year	582,421,379	34,455,193	61,125,584	585,746,572	143,766,555	114,601,929	52,234,667

NET ASSETS, at end of the year	$ 529,236,020	$ 37,795,405	$ 54,426,827	$ 528,666,810	$ 279,520,485	$ 187,357,621	$ 45,075,252

*	The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA.

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex Extra
(Non-Qualified)

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1998

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 21,343,490	$ 1,133,245	$ 2,755,037	$ 41,512,186	$ 1,717,324	$ 7,816,298	$ 697,869

Net realized gain (loss) on investments	9,957,136	-	(54,629)	8,770,703	1,777,480	1,625,454	340,303

Change in net unrealized appreciation/depreciation of investments	40,761,000	-	646,296	11,684,933	9,833,699	2,111,854	(340,525)

Net increase in net assets resulting from operations	72,061,626	1,133,245	3,346,704	61,967,822	13,328,503	11,553,606	697,647

Capital transactions: (Note 8)

Net contract payments (Note 6)	74,281,679	20,771,429	11,205,530	72,543,647	23,241,565	20,760,901	12,855,176

Transfer to Guaranteed Principal Account	(2,868,767)	(1,657,198)	(203,476)	(5,392,164)	(498,077)	(541,413)	(316,565)

Withdrawal of funds	(32,910,084)	(4,894,177)	(3,562,130)	(40,944,751)	(6,167,320)	(4,156,990)	(3,214,289)

Reimbursement (payment) of accumulation unit value fluctuation	(261,066)	1,277	(6,256)	(125,056)	(69,625)	(23,800)	(6,653)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(52,696)	(1,356)	(622)	(1,958)	19,929	664	(1,848)

Annuity benefit payments	(310,876)	(7,316)	(4,197)	(85,846)	(93,987)	(8,090)	(3,785)

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(816,856)	(93,832)	(197,185)	(1,007,649)	(161,965)	(84,887)	(46,731)

Divisional transfers	5,843,172	(11,333,859)	4,111,298	3,175,740	(657,782)	1,263,505	(2,402,074)

Net increase (decrease) in net assets resulting from capital transactions	42,904,506	2,784,968	11,342,962	28,161,963	15,612,738	17,209,890	6,863,231

Total increase (decrease)	114,966,132	3,918,213	14,689,666	90,129,785	28,941,241	28,763,496	7,560,878

NET ASSETS, at beginning of the year	467,455,247	30,536,980	46,435,918	495,616,787	114,825,314	85,838,433	44,673,789

NET ASSETS, at end of the year	$ 582,421,379	$ 34,455,193	$ 61,125,584	$ 585,746,572	$ 143,766,555	$ 114,601,929	$ 52,234,667

*
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex Extra
(Non-Qualified)

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) is a separate investment account established on October 14, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account 2 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains two segments within Separate Account 2. The segments are Flex-Annuity IV (Non-Qualified), and Flex Extra (Non-Qualified). These notes and the financial statements presented herein, with the exception of Note 9, describe and consist only of the Flex Extra (Non-Qualified) segment, (the “Segment”).

On September 13, 1994, MassMutual paid $15,000 to provide the initial capital for the Segment’s three most recently established divisions: 1,516 shares were purchased in the management investment company described in Note 2 supporting the three Oppenheimer divisions of the Segment.

2.	INVESTMENT OF THE SEGMENT’S ASSETS

The Flex Extra (Non-Qualified) Segment maintains seven divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund, the MML Blend Division invests in shares of MML Blend Fund, the Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Aggressive Growth Fund/VA, the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund/VA and the Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund/VA.

MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four of the eight separate series of shares of MML Series Investment Fund (the “MML Trust”). The MML Trust is an open-end, management investment company registered under the 1940 Act. MassMutual serves as investment manager of the MML Trust. David L. Babson & Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and will become the sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and the entire MML Blend Fund).

Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA are part of the Oppenheimer Variable Account Funds (the “Oppenheimer Trust”). The Oppenheimer Trust is an open-end, diversified management investment company, registered under the 1940 Act, for which OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as investment manager.

In addition to the seven divisions of the Segment, a contractowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, which is part of MassMutual’s general account, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in MML Trust and Oppenheimer Trust are each stated at market value which is the net asset value of each of the respective underlying funds.

Notes To Financial Statements (Continued)

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Segment form a part of the total operations of MassMutual, and the Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Segment’s investment performance (the “Contracts”). Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

D. Annuitant Mortality Fluctuation Reserve

The Segment maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust the Segment. Net transfers from MassMutual to the Segment totaled $66,935 and $227,563 for the years ended December 31, 1999 and 1998. The reserve is subject to a maximum of 3% of the Segment’s annuity reserves. Any mortality losses in excess of this reserve will be assumed by MassMutual. The reserve is not available to owners of Contracts except to the extent necessary to cover mortality losses under the Contracts.

E. Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table, as modified.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES FOR MORTALITY AND EXPENSE RISKS AND ADMINISTRATIVE EXPENSES

Daily charges are made which are currently equivalent on an annual basis to 1.30% of the net asset value of the Segment (the “Net Asset Value”). The mortality and expense risk portion of this charge is made daily at an annual rate which is currently equal to 1.15%, and will not exceed 1.25% of the Net Asset Value. The administrative expense portion of this charge is made daily at an annual rate of 0.15% of the Net Asset Value.

5. DISTRIBUTION AGREEMENT

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 2. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Notes To Financial Statements (Continued)

MML Investors Services, Inc. (“MMLISI”) a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account 2. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the contracts.

6.	CHARGES/DEDUCTIONS FOR ADMINISTRATIVE CHARGES, CONTINGENT DEFERRED SALES CHARGES AND PREMIUM TAXES

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1999

Gross contract payments	$ 40,522,023	$ 6,158,366	$ 5,382,284	$ 36,242,539	$ 12,230,900	$ 7,815,530	$ 2,430,664

Less deduction for premium taxes	7,002	1,064	930	6,263	2,113	1,351	420

Net contract payments	$ 40,515,021	$ 6,157,302	$ 5,381,354	$ 36,236,276	$ 12,228,787	$ 7,814,179	$ 2,430,244

Administrative and contingent deferred sales charges	$ 1,139,376	$ 115,240	$ 278,731	$ 1,116,339	$ 323,508	$ 163,272	$ 71,690

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1998

Gross contract payments	$ 74,296,447	$ 20,775,559	$ 11,207,758	$ 72,558,069	$ 23,246,186	$ 20,765,029	$ 12,857,731

Less deduction for premium taxes	14,768	4,130	2,228	14,422	4,621	4,128	2,555

Net contract payments	$ 74,281,679	$ 20,771,429	$ 11,205,530	$ 72,543,647	$ 23,241,565	$ 20,760,901	$ 12,855,176

Administrative and contingent deferred sales charges	$ 816,856	$ 93,832	$ 197,185	$ 1,007,649	$ 161,965	$ 84,887	$ 46,731

7. PURCHASES AND SALES OF INVESTMENTS
For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1999

Cost of purchases	$48,569,726	$ 27,062,526	$ 10,279,062	$ 62,053,100	$ 22,281,205	$ 17,728,689	$ 5,038,401

Proceeds from sales	51,794,535	23,760,509	11,627,462	62,711,421	10,718,195	7,864,837	10,690,694

Notes To Financial Statements (Continued)

8.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For the Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1999

Units purchased	9,557,451	3,732,298	2,360,070	10,772,945	5,470,923	4,902,198	1,807,459

Units withdrawn and transferred to Guaranteed Principal Account	(13,489,808)	(5,413,635)	(3,588,983)	(18,796,799)	(5,569,970)	(5,489,702)	(4,302,493)

Units transferred between divisions	(1,888,327)	2,964,181	(878,564)	(4,734,838)	5,897,498	4,185,588	(3,295,860)

Units transferred to annuity reserves	(143,378)	(8,094)	(139,606)	(272,955)	(348,613)	(18,248)	(9,685)

Net increase (decrease)	(5,964,062)	1,274,750	(2,247,083)	(13,031,647)	5,449,838	3,579,836	(5,800,579)

Units, at beginning of the year	136,855,139	20,946,651	26,395,722	172,742,751	74,932,852	79,716,298	38,756,461

Units, at end of the year	130,891,077	22,221,401	24,148,639	159,711,104	80,382,690	83,296,134	32,955,882

For the Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1998

Units purchased	18,933,784	12,949,781	4,981,387	22,824,313	13,073,838	15,420,985	9,540,562

Units withdrawn and transferred to Guaranteed Principal Account	(9,355,843)	(4,179,869)	(1,769,443)	(14,906,062)	(3,846,991)	(3,593,800)	(2,656,791)

Units transferred between divisions	1,410,425	(7,087,041)	1,785,594	1,006,486	(612,465)	627,123	(1,786,888)

Units transferred to annuity reserves	(342,173)	(30,298)	(20,650)	(78,966)	(282,898)	-	(32,912)

Net increase (decrease)	10,646,193	1,652,573	4,976,888	8,845,771	8,331,484	12,454,308	5,063,971

Units, at beginning of the year	126,208,946	19,294,078	21,418,834	163,896,980	66,601,368	67,261,990	33,692,490

Units, at end of the year	136,855,139	20,946,651	26,395,722	172,742,751	74,932,852	79,716,298	38,756,461

9. CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2
As discussed in Note 1, the financial statements only represent activity of the Flex Extra (Non-Qualified) segment of Separate Account 2. The combined net assets as of December 31, 1999 for Separate Account 2, which includes the segments pertaining to Flex-Annuity IV (Non-Qualified) and Flex Extra (Non-Qualified) are as follows:
	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	*Oppenheimer Global Securities Division	*Oppenheimer Strategic Bond Division

Total Assets	$542,093,898	$ 41,679,109	$ 56,058,047	$554,056,769	$279,552,157	$187,515,329	$ 45,204,246

Total Liabilities	2,234,716	344,724	522,492	2,889,035	31,672	157,708	128,994

Net Assets	$539,859,182	$ 41,334,385	$ 55,535,555	$551,167,734	$279,520,485	$187,357,621	$ 45,075,252

Net assets consist of:

Accumulation units—Value	537,462,863	41,235,108	55,191,346	549,478,224	278,464,750	187,273,678	45,031,753

Annuity reserves	2,396,319	99,277	344,209	1,689,510	1,055,735	83,943	43,499

Net assets	$539,859,182	$41,334,385	$55,535,555	$551,167,734	$279,520,485	$187,357,621	$45,075,252

*	Offered on the Flex Extra (Non-Qualified) contracts only.

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Flex Extras (Qualified) Segment of Massachusetts Mutual Variable Annuity Separate Account I (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The Financial Statements of the account for the year ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of its operations and its changes in net assets for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 1, 2000

Massachusetts Mutual Variable Annuity Separate Account 1 - Flex Extra (Qualified)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	* Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

ASSETS

Investments
Number of shares (Note 2)	42,051,500	97,496,294	10,410,767	70,765,817	8,952,508	12,064,160	14,213,510

Identified cost (Note 3B)	$1,145,995,171	$ 97,496,294	$ 127,484,076	$1,451,559,429	$ 357,296,415	$ 229,051,704	$ 72,130,129

Value (Note 3A)	$1,537,208,799	$ 97,496,294	$ 120,872,748	$1,663,472,319	$ 736,880,929	$ 403,063,573	$ 70,641,144
Dividends receivable	48,169,944	419,198	1,838,966	45,843,938	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-

Other assets	2,041	19	336	3,191	368	223	122

Total assets	1,585,380,784	97,915,511	122,712,050	1,709,319,448	736,881,297	403,063,796	70,641,266

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	31,410	354	2,655	56,579	4,774	2,984	627

Payable to Massachusetts Mutual Life Insurance Company	6,079,967	433,486	487,564	6,840,457	2,449,397	1,077,277	419,147

Total liabilities	6,111,377	433,840	490,219	6,897,036	2,454,171	1,080,261	419,774

NET ASSETS	$1,579,269,407	$ 97,481,671	$ 122,221,831	$1,702,422,412	$ 734,427,126	$ 401,983,535	$ 70,221,492

Net Assets:
Accumulation units value	$1,578,222,391	$ 97,469,874	$ 122,133,320	$1,700,536,460	$ 734,267,997	$ 401,884,077	$ 70,200,599

Annuity reserves (Note 3E)	1,047,016	11,797	88,511	1,885,952	159,129	99,458	20,893

Net assets	$1,579,269,407	$ 97,481,671	$ 122,221,831	$1,702,422,412	$ 734,427,126	$ 401,983,535	$ 70,221,492

Accumulation units (Note 8)

Contractowners	391,979,714	57,438,136	54,486,992	515,226,264	211,951,583	178,746,173	51,370,362

Massachusetts Mutual Life Insurance Company	-	-	-	-	5,000	5,000	5,000

Total units	391,979,714	57,438,136	54,486,992	515,226,264	211,956,583	178,751,173	51,375,362

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 4.03	$ 1.70	$ 2.24	$ 3.30	$ 3.46	$ 2.25	$ 1.37

December 31, 1998	4.24	1.64	2.31	3.39	1.91	1.44	1.35

December 31, 1997	3.70	1.58	2.17	3.02	1.72	1.28	1.33

December 31, 1996	2.91	1.52	2.00	2.53	1.56	1.05	1.23

December 31, 1995	2.45	1.47	1.96	2.25	1.32	0.91	1.12

*	This division invests in the Oppenheimer Aggressive Growth Fund/VA.

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Annuity Separate Account 1 - Flex Extra (Qualified)

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	* Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Investment income

Dividends (Note 3B)	$ 48,184,517	$ 4,189,261	$ 8,204,015	$ 93,148,022	$ -	$ 11,529,949	$4,314,109

Expenses

Mortality and expense risk fees and administrative expenses (Note 4)	22,846,112	1,161,684	1,733,391	24,323,942	6,123,138	3,729,058	968,036

Net investment income (loss) (Note 3C)	25,338,405	3,027,577	6,470,624	68,824,080	(6,123,138)	7,800,891	3,346,073

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 7)	105,459,577	-	(1,317,346)	85,411,666	12,275,364	7,289,689	93,999

Change in net unrealized appreciation/depreciation of investments	(217,242,437)	-	(9,397,685)	(199,070,966)	314,988,560	128,092,626	(2,408,568)

Net gain (loss) on investments	(111,782,860)	-	(10,715,031)	(113,659,300)	327,263,924	135,382,295	(2,315,109)

Net increase (decrease) in net assets resulting from operations	$ (86,444,455)	$ 3,027,677	$ (4,244,407)	$ (44,835,220)	$321,140,786	$143,183,186	$1,030,904

*	This division invests in the Oppenheimer Aggressive Growth Fund/VA.

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 1 - Flex Extra (Qualified)

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 25,338,405	$ 3,027,577	$ 6,470,624	$ 68,824,080	$ (6,123,138)	$ 7,800,891	$ 3,346,073

Net realized gain (loss) on investments	105,459,577	-	(1,317,346)	85,411,666	12,272,364	7,289,669	93,399

Change in net unrealized appreciation/depreciation of investments	(217,242,437)	-	(9,397,685)	(199,070,966)	314,988,560	128,092,626	(2,408,568)

Net increase (decrease) in net assets resulting from operations	(86,444,455)	3,027,577	(4,244,407)	(44,835,220)	321,140,786	143,183,186	1,030,904

Capital transactions: (Note 8)

Net contract payments (Note 6)	164,645,688	19,644,103	16,726,627	149,366,064	56,528,672	31,599,299	7,656,857

Transfer to Guaranteed Principal Account	(8,753,787)	(2,715,818)	(2,073,037)	(9,495,444)	(2,006,535)	(1,224,243)	(566,782)

Withdrawal of funds	(270,663,968)	(25,419,093)	(19,036,479)	(279,479,979)	63,645,151)	(38,695,742)	(9,830,387)

Reimbursement (payment) of accumulation unit value fluctuation	992,502	238	11,679	715,142	(819,486)	(359,503)	(8,303)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(9,233)	173	(338)	27,176	(917)	(6,298)	166

Annuity benefit payments	(171,472)	(1,323)	(12,953)	(225,008)	(10,812)	(448)	(1,422)

Withdrawals due to administrative and contingent deferred sales charges (Note 6)	(4,721,356)	(315,856)	(849,178)	(5,112,680)	(1,201,712)	(619,457)	(143,093)

Divisional transfers	(21,378,081)	18,313,858	(6,189,342)	(37,650,302)	40,441,196	14,318,058	(7,855,387)

Net increase (decrease) in net assets resulting from capital transactions	(140,059,707)	9,506,282	(11,429,021)	(181,855,031)	29,285,255	5,011,666	(10,748,351)

Total increase (decrease)	(226,504,162)	12,533,859	(15,667,428)	(226,690,251)	350,426,041	148,194,852	(9,717,447)

NET ASSETS, at beginning of the year	1,805,773,569	84,947,812	137,889,259	1,929,112,663	384,001,085	253,788,683	79,938,939

NET ASSETS, at end of the year	$1,579,269,407	$97,481,671	$122,221,831	$1,702,422,412	$734,427,126	$401,983,535	$70,221,492

*	This division invests in the Oppenheimer Aggressive Growth Fund/VA.

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 1 - Flex Extra (Qualified)

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1998

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Increase (decrease) in net assets

Operations:

Net investment income	$ 65,832,910	$ 2,754,174	$ 6,435,688	$ 137,290,071	$ 4,621,601	$ 18,312,826	$ 1,029,818

Net realized gain on investments	40,715,247	-	175,578	40,453,309	3,796,453	2,316,249	585,727

Change in net unrealized appreciation/depreciation of investments	120,868,915	-	1,355,721	31,568,535	27,334,115	5,708,659	(647,713)

Net increase in net assets resulting from operations	227,417,072	2,754,174	7,966,987	209,311,915	35,752,169	26,337,734	967,832

Capital transactions: (Note 8)

Net contract payments (Note 6)	234,334,365	42,984,690	25,793,792	226,272,450	78,684,856	49,990,108	24,010,666

Transfer to Guaranteed Principal Account	(8,680,723)	(2,534,720)	(626,871)	(10,542,006)	(1,459,346)	(1,195,538)	(566,275)

Withdrawal of funds	(188,939,283)	(15,932,582)	(15,269,421)	(216,569,542)	(34,226,369)	(22,863,954)	(7,045,668)

Reimbursement (payment) of accumulation unit value fluctuation	(338,003)	3,327	(171,552)	(558,141)	(81,958)	(34,093)	(7,199)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	36,577	99	2,739	(3,721)	5,939	(796)	1,944

Annuity benefit payments	(137,922)	(1,329)	(12,651)	(200,531)	(7,154)	(2,900)	(3,404)

Withdrawals due to administrative and contingent deferred sales charges (Note 6)	(3,928,657)	(230,496)	(778,593)	(4,707,537)	(764,333)	(395,028)	(102,820)

Divisional transfers	15,051,030	(11,732,070)	8,131,600	(9,727,276)	80,515	1,576,742	(3,380,541)

Net increase (decrease) in net assets resulting from capital transactions	47,397,384	12,556,919	17,069,043	(16,036,304)	42,232,150	27,074,541	12,906,703

Total increase	274,814,456	15,311,093	25,036,030	193,275,611	77,984,319	53,412,275	13,874,535

NET ASSETS, at beginning of the year	1,530,959,113	69,636,719	112,853,229	1,735,837,052	306,016,766	200,376,408	66,064,404

NET ASSETS, at end of the year	$1,805,773,569	$ 84,947,812	$ 137,889,259	$1,929,112,663	$ 384,001,085	$ 253,788,683	$ 79,938,939

*	This division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Annuity Separate Account 1 - Flex Extra (Qualified)

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) is a separate investment account established on April 8, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account 1 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”) and the rules promulgated thereunder.

MassMutual maintains three segments within Separate Account 1. The segments are Variable Annuity Fund 4, Flex-Annuity IV (Qualified) and Flex Extra (Qualified.) These notes and the financial statements presented herein, with the exception of Note 9, describe and consist only of the Flex Extra (Qualified) segment (the “Segment”).

On September 13, 1994, MassMutual paid $15,000 to provide the initial capital for the Segment’s three most recently established divisions: 1,516 shares were purchased in the management investment company described in Note 2 supporting the three Oppenheimer divisions of the Segment.

2.	INVESTMENT OF THE SEGMENT’S ASSETS

The Flex Extra (Qualified) Segment maintains seven divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund, the MML Blend Division invests in shares of MML Blend Fund, the Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Aggressive Growth Fund/VA, the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund/VA and the Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund/VA.

MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four of the eight separate series of shares of the MML Series Investment Fund (the “MML Trust”). The MML Trust is an open-end, management investment company registered under the 1940 Act. MassMutual serves as the investment adviser to the MML Trust. David L. Babson & Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, served as the investment sub-adviser to MML Equity Fund and the equity sector of the MML Blend Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and will become the sub-advisor to the MML Money Market Fund, MML Managed Bond Fund and the entire MML Blend Fund).

Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA are part of the Oppenheimer Variable Account Funds (the “Oppenheimer Trust”). The Oppenheimer Trust is a diversified, open-end, management investment company registered under the 1940 Act, for which OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as investment adviser.

In addition to the seven divisions of the Segment, a contract owner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, which is part of MassMutual’s general account, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in MML Trust and Oppenheimer Trust are each stated at market value which is the net asset value of each of the respective underlying funds.

Notes To Financial Statements (Continued)

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Segment form a part of the total operations of MassMutual, and the Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Segment’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

D. Annuitant Mortality Fluctuation Reserve

The Segment maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust the Segment. Net transfers from MassMutual to the segment totaled $18,448 and $218,271 for the years ended December 31, 1999 and 1998. The reserve is subject to a maximum of 3% of the Segment‘s annuity reserves. Any mortality losses in excess of this reserve will be assumed by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

E. Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table, as modified.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES FOR MORTALITY AND EXPENSE RISKS AND ADMINISTRATIVE EXPENSES

Daily charges are made which are currently equivalent on an annual basis to 1.30% of the net asset value of the Segment (the “Net Asset Value”). The mortality and expense risk part of this charge is made daily at an annual rate which is currently equal to 1.15%, and will not exceed 1.25% of the Net Asset Value. The administrative expense part of this charge is made daily at an annual rate of 0.15% of the Net Asset Value.

5.	DISTRIBUTION AGREEMENT

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as the principal underwriter for the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 1. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter for the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account 1. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the contracts.

6.	CHARGES/DEDUCTIONS FOR ADMINISTRATIVE CHARGES, CONTINGENT DEFERRED SALES CHARGES AND PREMIUM TAXES

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1999

Gross contract payments	$164,686,863	$19,649,016	$16,730,810	$149,403,418	$56,542,809	$31,607,202	$ 7,658,772

Less deduction for premium taxes	41,175	4,913	4,183	37,354	14,137	7,903	1,915

Net contract payments	$164,645,688	$19,644,103	$16,726,627	$149,366,064	$56,528,672	$31,599,299	$ 7,656,857

Administrative and contingent deferred sales charges	$ 4,721,356	$ 315,856	$ 849,178	$ 5,112,680	$ 1,201,712	$ 619,457	$ 143,093

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1998

Gross contract payments	$234,397,808	$42,996,327	$25,800,775	$226,333,711	$78,706,159	$50,003,642	$24,017,166

Less deduction for premium taxes	63,443	11,637	6,983	61,261	21,303	13,534	6,500

Net contract payments	$234,334,365	$42,984,690	$25,793,792	$226,272,450	$78,684,856	$49,990,108	$24,010,666

Administrative and contingent deferred sales charges	$ 3,928,657	$ 230,496	$ 778,593	$ 4,707,537	$ 764,333	$ 395,028	$ 102,820

7. PURCHASES AND SALES OF INVESTMENTS
For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1999

Cost of purchases	$113,184,124	$54,791,840	$18,301,810	$180,145,631	$49,993,441	$31,818,034	$ 7,105,848
Proceeds from sales	(191,688,452)	(41,442,134)	(22,583,716)	(225,913,597)	(26,105,368)	(19,060,596)	(14,319,599)

Notes To Financial Statements (Continued)

8.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1999

Units purchased	38,936,751	11,902,635	7,356,213	44,140,390	25,073,912	19,756,450	5,694,099

Units withdrawn and transferred to Guaranteed Principal Account	(67,035,132)	(17,105,478)	(9,683,176)	(86,782,229)	(28,711,271)	(24,736,079)	(7,827,696)

Units transferred between divisions	(5,425,289)	10,867,957	(2,749,545)	(11,292,201)	14,746,187	7,187,999	(5,852,216)

Units transferred to annuity reserves	(92,733)	-	(6,103)	(48,954)	(15,364)	(27,665)	-

Net increase (decrease)	(33,616,403)	5,665,114	(5,082,611)	(53,982,994)	11,093,464	2,180,705	(7,985,813)

Units, at beginning of the year	425,596,117	51,773,022	59,569,603	569,209,258	200,863,119	176,570,468	59,361,175

Units, at end of the year	391,979,714	57,438,136	54,486,992	515,226,264	211,956,583	178,751,173	51,375,362

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1998

Units purchased	59,734,461	26,754,409	11,399,352	71,075,656	44,410,224	37,130,101	17,833,894

Units withdrawn and transferred to Guaranteed Principal Account	(51,636,826)	(11,662,859)	(7,400,382)	(72,902,856)	(20,774,729)	(18,331,820)	(5,759,178)

Units transferred between divisions	3,612,016	(7,379,349)	3,535,629	(3,097,482)	(359,270)	710,523	(2,540,000)

Units transferred to annuity reserves	(48,546)	-	-	(78,931)	(17,205)	(6,958)	-

Net increase (decrease)	11,661,105	7,712,201	7,534,599	(5,003,613)	23,259,020	19,501,846	9,534,716

Units, at beginning of the year	413,935,012	44,060,821	52,035,004	574,212,871	177,604,099	157,068,622	49,826,459

Units, at end of the year	425,596,117	51,773,022	59,569,603	569,209,258	200,863,119	176,570,468	59,361,175

9.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

As discussed in Note 1, the financial statements only represent activity of the Flex Extra (Qualified) segment of the Massachusetts Mutual Variable Annuity Separate Account 1. The combined net assets as of December 31, 1999 for the Massachusetts Mutual Variable Annuity Separate Account 1, which includes the segments pertaining to the Variable Annuity Fund 4, Flex-Annuity IV (Qualified) and Flex Extra (Qualified) are as follows:

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	*Oppenheimer Global Securities Division	*Oppenheimer Strategic Bond Division

Total assets	$1,703,866,600	$107,644,771	$132,667,722	$1,912,871,928	$736,881,297	$403,063,796	$70,641,266

Total liabilities	6,450,532	461,959	521,566	7,579,548	2,454,171	1,080,261	419,774

Net assets	$1,697,416,068	$107,182,812	$132,146,156	$1,905,292,380	$734,427,126	$401,983,535	$70,221,492

Net assets consist of:

Accumulation units—value	$1,695,899,210	$107,114,013	$132,019,299	$1,902,938,611	$734,267,997	$401,884,077	$70,200,599

Annuity reserves	1,516,858	68,799	126,857	2,353,769	159,129	99,458	20,893

Net assets	$1,697,416,068	$107,182,812	$132,146,156	$1,905,292,380	$734,427,126	$401,983,535	$70,221,492

*	Offered on the Flex Extra (Qualified) Contracts only.
Report of Independent Auditors’

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$24,598.4	$25,215.8
Common stocks	294.4	296.3
Mortgage loans	6,540.8	5,916.5
Real estate	2,138.8	1,739.8
Other investments	2,516.9	2,263.7
Policy loans	5,466.9	5,224.2
Cash and short-term investments	1,785.8	1,123.3

Total invested assets	43,342.0	41,779.6
Other assets	1,330.7	1,306.2

	44,672.7	43,085.8
Separate account assets	20,453.0	19,589.7

Total assets	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$37,191.6	$35,277.0
Policyholders’ dividends	1,070.8	1,021.6
Policyholders’ claims and other benefits	328.8	332.4
Federal income taxes	734.3	634.9
Asset valuation and other investment reserves	993.9	1,053.4
Other liabilities	943.0	1,578.9

	41,262.4	39,898.2

Separate account liabilities	20,452.0	19,588.5

Total liabilities	61,714.4	59,486.7

Policyholders’ contingency reserves	3,411.3	3,188.8

Total liabilities and policyholders’ contingency reserves	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$7,630.3	$7,482.2	$6,764.8
Net investment income	3,075.8	2,956.8	2,870.2
Fees and other income	184.3	154.0	126.7

Total revenue	10,890.4	10,593.0	9,761.7

Benefits and expenses:

Policyholders’ benefits and payments	7,294.0	5,873.9	6,583.8
Addition to policyholders’ reserves and funds	1,127.6	2,299.6	826.8
Operating expenses	450.7	509.5	450.8
Commissions	281.8	299.3	315.3
State taxes, licenses and fees	82.4	88.1	81.5

Total benefits and expenses	9,236.5	9,070.4	8,258.2

Net gain before federal income taxes and dividends	1,653.9	1,522.6	1,503.5

Federal income taxes	160.9	199.3	284.4

Net gain from operations before dividends	1,493.0	1,323.3	1,219.1

Dividends to policyholders	1,031.0	982.9	919.5

Net gain from operations	462.0	340.4	299.6

Net realized capital gain (loss)	5.4	25.4	(42.5)

Net income	$ 467.4	$ 365.8	$ 257.1

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,188.8	$2,873.3	$2,638.6

Increases (decreases) due to:
Net income	467.4	365.8	257.1
Net unrealized capital gains (losses)	(201.7)	17.4	119.1
Change in asset valuation and other investment reserves	59.5	(81.0)	(76.0)
Change in prior year policyholders’ reserves	(13.0)	8.6	(55.4)
Benefit plan enhancements	(78.9)	–	–
Other	(10.8)	4.7	(10.1)

	222.5	315.5	234.7

Policyholders’ contingency reserves, end of year	$3,411.3	$3,188.8	$2,873.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income	$ 467.4	$ 365.8	$ 257.1
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,911.0	1,472.8	421.3
Net realized capital (gain) loss	(5.4)	(25.4)	42.5
Other changes	(220.2)	15.4	(108.1)

Net cash provided by operating activities	2,152.8	1,828.6	612.8

Investing activities:
Loans and purchases of investments	(14,180.3)	(15,981.2)	(12,292.7)
Sales and maturities of investments and receipts from repayment of loans	12,690.0	13,334.7	12,545.7

Net cash provided by (used in) investing activities	(1,490.3)	(2,646.5)	253.0

Increase (decrease) in cash and short-term investments	662.5	(817.9)	865.8

Cash and short-term investments, beginning of year	1,123.3	1,941.2	1,075.4

Cash and short-term investments, end of year	$ 1,785.8	$ 1,123.3	$ 1,941.2

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (“the Company” or “MassMutual”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; and (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would require these entities to be consolidated.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a.	Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $50.8 million in 1999 and $63.5 million in 1998. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.
Notes to Statutory Financial Statements, Continued

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 1999, MassMutual contributed additional paid-in capital of $125.0 million to certain unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998, and $95.4 million in 1997 were deferred into to the IMR. Amortization of the IMR into net investment income amounted to $52.0 million in 1999, $40.3 million in 1998, and $31.0 million in 1997.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders’ contingency reserves.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from these accounts.

c.	Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

e.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.	Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

Notes to Statutory Financial Statements, Continued

g.	Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h.	Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1999, 1998 and 1997.

The proceeds of the notes, less a $6.7 million reserve in 1999 and a $24.4 million reserve in 1998 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. These surplus note contingency reserves are included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

a.	Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $214.4 million and $216.0 million at December 31, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1999 and 1998. The assets of the plans are invested in the Company’s general account and separate accounts.

Notes to Statutory Financial Statements, Continued

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

b.	Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1999 and 1998, the net unfunded accumulated benefit obligation was $168.7 million and $164.6 million, respectively, for employees and agents eligible to retire or currently retired and $31.0 million and $41.6 million, respectively, for participants not eligible to retire. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	1999	1998	1999	1998
	(In Millions)
Accumulated benefit obligation at December 31	$ 777.8	$ 822.8	$ 189.1	$ 185.6
Fair value of plan assets at December 31	1,120.9	1,160.2	20.4	21.0

Funded status	$ 343.1	$ 337.4	$(168.7)	$(164.6)

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	1999	1998	1999	1998
Discount rate	7.50%	6.75%	7.50%	6.75%
Increase in future compensation levels	4.00%	4.00-5.00%	5.00%	5.00%
Long-term rate of return on assets	9.00-10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	7.00%
declining to	–	–	5.00%	4.25%
within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 1999 accumulated post retirement benefit liability and benefit expense by $10.2 million and $1.3 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 1999 accumulated post retirement benefit liability and benefit expense by $9.4 million and $1.1 million, respectively.

The expense charged to operations for all employee benefit plans was $28.9 million in 1999, $32.1 million in 1998 and $23.9 million in 1997. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual plan, which resulted in recognition of a pension plan curtailment gain of $10.7 million.

Notes to Statutory Financial Statements, Continued

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1999 or 1998. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $82.5 million in 1999, $152.4 million in 1998 and $353.4 million in 1997.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds, mortgage loans and real estate, which at December 31, 1999, totaled $773.9 million.

a.	Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$ 105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$ 502.9	$733.0	$24,368.3

Notes to Statutory Financial Statements, Continued

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 4,945.3	$ 473.0	$ 20.4	$ 5,397.9
Debt securities issued by foreign governments	41.2	1.5	1.3	41.4
Mortgage-backed securities	3,734.4	188.0	13.9	3,908.5
State and local governments	360.5	33.2	7.9	385.8
Corporate debt securities	14,133.3	845.3	118.4	14,860.2
Utilities	885.8	102.6	0.3	988.1
Affiliates	1,115.3	0.6	0.9	1,115.0

TOTAL	$25,215.8	$1,644.2	$163.1	$26,696.9

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 425.6	$ 480.1

Due after one year through five years	4,289.5	4,286.7

Due after five years through ten years	9,919.5	9,725.8

Due after ten years	4,166.9	4,135.0

	18,801.5	18,627.6

Mortgage-backed securities, including securities guaranteed by the U.S. government	5,796.9	5,740.7

TOTAL	$24,598.4	$24,368.3

Proceeds from sales of investments in bonds were $10,621.2 million during 1999, $11,663.4 million during 1998 and $11,427.8 million during 1997. Gross capital gains of $103.3 million in 1999, $331.8 million in 1998 and $200.7 million in 1997 and gross capital losses of $132.0 million in 1999, $47.3 million in 1998 and $68.8 million in 1997 were realized on those sales, portions of which were deferred into the IMR.

b. Common Stocks

Common stocks had a cost of $255.3 million in 1999 and $238.4 million in 1998.

c. Mortgages

The Company had restructured loans with book values of $81.1 million and $126.6 million at December 31, 1999 and 1998, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 1999, 1998 and 1997.

At December 31, 1999, scheduled commercial mortgage loan maturities were as follows: 2000 – $249.6 million; 2001 – $250.0 million; 2002 – $327.5 million; 2003 – $359.4 million; 2004 – $363.7 million and $3,607.5 million thereafter.

Notes to Statutory Financial Statements, Continued

d.	Other

The carrying value of investments which were non-income producing for the preceding twelve months was $18.8 million and $13.2 million at December 31, 1999 and 1998, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statements of Income. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 1999 and 1998, the Company had swaps with notional amounts of $9,403.5 million and $4,382.0 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1999 and 1998, the Company had option contracts with notional amounts of $11,825.5 million and $12,704.4 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $76.9 million and $92.5 million at December 31, 1999 and 1998, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1999 and 1998, the Company had agreements with notional amounts of $3,264.2 million and $4,337.9 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $11.1 million and $22.7 million at December 31, 1999 and 1998, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999 and 1998, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $175.1 million and $603.4 million, respectively.

Notes to Statutory Financial Statements, Continued

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $582.6 million and $384.2 million at December 31, 1999 and 1998, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $59.9 million and $272.5 million at December 31, 1999 and 1998, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$24,598.4	$24,368.3	$25,215.8	$26,696.9
Common stocks	294.4	294.4	296.3	296.3
Preferred stocks	117.9	115.6	123.2	116.0
Mortgage loans	6,540.8	6,410.6	5,916.5	6,178.8
Policy loans	5,466.9	5,466.9	5,224.2	5,224.2
Cash & short-term investments	1,785.8	1,785.8	1,123.3	1,123.3

Financial liabilities:
Investment type insurance contracts	8,016.4	7,621.9	7,734.6	7,940.6
Off-balance sheet financial instruments:
Interest rate swap agreements	–	(137.3)	–	84.1
Financial options	76.9	73.8	92.5	161.9
Interest rate caps & floors	11.1	4.8	22.7	43.9
Forward commitments	–	174.1	–	604.1
Other	–	(20.3)	–	7.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.9 million, $205.0 million, and $137.3 million for 1999, 1998 and 1997, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $39.2 million in 1999, $41.3 million in 1998 and $41.9 million in 1997. Total policyholder benefits assumed on these agreements were $43.8 million in 1999, $40.6 million in 1998 and $42.4 million in 1997.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. MassMutual’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statements of Changes in Policyholders’ Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. During 1999, MassMutual received $100.0 million in dividends from MMHC. In the normal course of business, MassMutual provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. The Company holds debt issued by MMHC and its subsidiaries of $1,625.6 million and $1,080.1 million at December 31, 1999 and 1998, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	1999	1998
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$1,587.3	$1,151.8
Net loss	$ (26.1)	$ (2.9)
Assets	$5,947.3	$4,752.9

Other subsidiaries:
Total revenue	$1,393.4	$1,137.4
Net income	$ 115.1	$ 73.6
Assets	$3,541.8	$2,839.5

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $141.7 million in 1999, $183.9 million in 1998 and $294.6 million in 1997.

Notes to Statutory Financial Statements, Continued

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1999, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Auditors’
Statement of Assets and Liabilities as of December 31, 1999
Statement of Operations for the year ended December 31, 1999
Statement of Changes in Net Assets for the years ended December 31, 1999 and 1998
Notes to Financial Statements

The Depositor

Report of Independent Auditors’
Statutory Statements of Financial Position as of December 31, 1999 and 1998
Statutory Statements of Income for the years ended December 31, 1999, 1998 and 1997
Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 1999, 1998 and 1997
Statutory Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997
Notes to Statutory Financial Statements

(b) Exhibits:

Exhibit 1	Resolution of the Executive Committee of the Board of Directors of Massachusetts
Mutual Life Insurance Company, authorizing the establishment of the Registrant, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement
under the Securities Act of 1933, File No. 2-75413.

Exhibit 2	None

Exhibit 3	(i)(a) Copy of Distribution Agreement between the Registrant and MML Distributors,
LLC, incorporated by reference to Exhibit 3 (i)(a) to Registrant’s Post Effective
Amendment No. 11 to Registration Statement under the Securities Act of 1933, File
No. 33-7723.

(i)(b) Copy of Co-Underwriting Agreement between the Registrant and MML Investors
Services, Inc., incorporated by reference to Exhibit 3 (i)(b) to the Registrant’s Post
Effective Amendment No. 11 to Registration Statement Amendment No. 11 to
Registration Statement under the Securities Act of 1933, File No. 33-7723.

Exhibit 4	(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract,
incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement
No. 33-7724 filed with the Securities and Exchange Commission and effective May
1, 1998.

Exhibit 5	Form of Application used with the Flexible Purchase Payment Multi-Fund Variable
Annuity Contract in Exhibit 4 above, incorporated by reference to Post-Effective
Amendment No. 13 to Registration Statement No. 33-7724 filed with the Securities and
Exchange Commission and effective May 1, 1998.

Exhibit 6	(i) Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company, incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

(ii) By-Laws of Massachusetts Mutual Life Insurance Company, incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

Exhibit 7	None

Exhibit 8	Copy of the Form of Participation Agreement between Massachusetts Mutual Life
Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance
Company, Oppenheimer Funds, Inc. and Oppenheimer Variable Account Funds,
incorporated by reference to Registration Statement File No. 333-22557, filed on
February 28, 1997.

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP.*

(ii) Powers of Attorney, incorporated by reference to initial Registration Statement No. 333-22557, filed on January 28, 1997.

(iii) Powers of Attorney for Robert J. O’Connell and Thomas B. Wheeler, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No.
333-65887, filed on Form S-6 on January 28, 1999.

(iv) Power of Attorney for Roger G. Ackerman, incorporated by reference to Registration Statement File No. 333-45039, filed on June 4, 1998.

(v) Power of Attorney for Howard Gunton, incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.

Exhibit 11	None

Exhibit 12	None

Exhibit 13	Copy of Schedule of Computation of Performance, incorporated by reference to Registrant’s Post Effective Amendment No. 12 to Registration Statement under the Securities Act of 1933, File No. 33-7724.

Exhibit 14	None

*	Filed herewith

Item 25.    Directors and Executive Officers of MassMutual

        The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below.

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman and Chief Executive Officer (since 1996) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-70 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (since 1997) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Charles K. Gifford, Director One Federal Street, 36th Floor Boston, MA 02110
FleetBoston Financial
President and Chief Operating Officer (since 1999)
BankBoston, N.A.
Chairman and Chief Executive Officer (1996-1999) President (1989-1996)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999) President (1989-1996)

William N. Griggs, Director One State Street, 5th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

George B. Harvey, Director One Landmark Square, Suite 1905 Stamford, CT 06901	Pitney Bowes Chairman, President and CEO (1983-1996)

Barbara B. Hauptfuhrer, Director 1700 Old Welsh Road Huntingdon Valley, PA 19006	Director of various corporations (since 1972)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111
MassMutual
Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)
American International Group, Inc.
Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director 1295 State Street Springfield, MA 01111	MassMutual Director (since 1987) Chairman of the Board (1996-1999) President (1988-1996) and Chief Executive Officer (1988-1999)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 514 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Executive Vice Presidents:

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Robert W. Crispin 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1999) UNUM Corporation Executive Vice President (1995-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111
MassMutual
Executive Vice President and Chief Information Officer
(since 1999)
Travelers Insurance Company
Senior Vice President and Chief Information Officer
(1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111
MassMutual
Executive Vice President (since 1997)
David L. Babson & Co., Inc.
Executive Vice President and Chief Operating Officer
(1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111
David L. Babson and Co. Inc.
President and Chief Executive Officer (since 1999)
MassMutual
Executive Vice President and Chief Investment Officer
(since 1999) Chief Executive Director-Investment Management (1997-1999) Senior Vice President
(1993-1997)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

        The assets of the Registrant, under state law, are assets of MassMutual.

        The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

        The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

CORPORATE ORGANIZATION

A.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

        1.   CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        2.   CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        3.   C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        4.   MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        5.   MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual—99%; G.R. Phelps & Co., Inc.—1%)

        6.   MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities.

        7.   MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        8.   The MassMutual Trust Company, a federally chartered stock savings bank.

B.    MASSMUTUAL HOLDING COMPANY GROUP

         MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        1.   G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

        2.   MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company—86%; G.R. Phelps & Co., Inc.—14%)

        3.   MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

        4.   MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries.

        5.   MassMutual Holding Trust II, a Massachusetts business trust which operates as a holding company for non-staffed MassMutual investment subsidiaries.

        6.   MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations.

C.    MML INVESTORS SERVICES, INC. GROUP

        Set forth below are the direct and indirect subsidiaries of MML Investors Services, Inc. The parent is the sole owner of each subsidiary unless otherwise indicated.

    Direct Subsidiaries of MML Investors Services, Inc.

        1.   MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

        2.   MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

    Direct Subsidiaries of MML Insurance Agency, Inc.

        1.   DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

        2.   Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

        3.   MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

        4.   MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

        5.   MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

        6.   MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

D.    MASSMUTUAL HOLDING MSC, INC. GROUP

         MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        1.   MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

        2.   9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada.

        3.   1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

E.    MASSMUTUAL HOLDING TRUST I GROUP

        Set forth below are the direct and indirect subsidiaries and affiliates of MassMutual Holding Trust I. The parent is the sole owner of each subsidiary unless otherwise indicated.

    Direct Subsidiaries of MassMutual Holding Trust I

        1.   Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

        2.   Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

        3.   DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—85%).

        4.   Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—89%).

    Direct Subsidiary of DLB Acquisition Corporation

        David L. Babson and Company Incorporated, a Massachusetts corporation which operates as an investment adviser.

    Direct Affiliates of David L. Babson and Company Incorporated

        1.   Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson and Company Incorporated—80%)

        2.   Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

        3.   Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson and Company Incorporated—50%).

        4.   Potomac Babson Incorporated, a Massachusetts corporation which operates as an investment adviser (David L. Babson and Company Incorporated—99%).

    Direct Subsidiary of Oppenheimer Acquisition Corp.

         Oppenheimer Funds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

        Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

    Direct Subsidiaries of OppenheimerFunds, Inc.

        1.   Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

        2.   HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

        3.   OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

        4.   Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

        5.   Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

        6.   Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

        7.   Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.
    Direct Subsidiary of Centennial Asset Management Corporation

         Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

    Direct Affiliate of Cornerstone Real Estate Advisers, Inc.

         Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

F.    MASSMUTUAL HOLDING TRUST II GROUP

         MassMutual Holding Trust II is the sole owner of each subsidiary.

        1.   CM Advantage, Inc., a Connecticut corporation which serves as a general partner of real estate limited partnerships. The subsidiary is largely inactive and will be dissolved in the near future.

        2.   CM International, a Delaware corporation which is the issuer of collateralized mortgage obligation securities.

        3.   CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

        4.   HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

        5.   MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

        6.   MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

        7.   MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

        8.   Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

    Direct Affiliate of MMHC Investment, Inc.

         MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

    Direct Affiliate of MML Realty Management Corporation

         Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

G.    MASSMUTUAL INTERNATIONAL, INC. GROUP

        Set forth below are the direct or indirect subsidiaries and affiliates of MassMutual International, Inc. The parent is the sole owner of each subsidiary or affiliate unless otherwise indicated.

    Direct Affiliates of MassMutual International, Inc.

        1.   MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

        2.   MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

        3.   MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

        4.   MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

        5.   MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

    Direct Subsidiaries of MassMutual Internacional (Argentina) S.A.

         MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

    Direct Affiliate of MassMutual Internacional (Chile) S.A.

        1.   Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A.—33.5%)

        2.   Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

    Direct Subsidiary of MassLife Seguros de Vida, S.A.

        Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

    Direct Subsidiary of Jefferson Pilot Financial Seguros de Vida, S.A.

        Jefferson Pilot Omega Seguros de Vida, S.A., a Uruguay corporation which operates as a life insurance company. (100% owned)

    Direct Subsidiary of Origen Inversiones S.A.

         Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A.—99%)

H.    REGISTERED INVESTMENT COMPANY AFFILIATES

        Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

        1.   DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

        2.   MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

        3.   MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        4.   MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

        5.   MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        6.   Oppenheimer Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. MassMutual and affiliates own a majority of certain series of shares issued by the fund.

        7.   Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number of Contract Owners

        As of February 16, 2000, there were 41,916 Separate Account 2 contracts in force.

Item 28.     Indemnification

         MassMutual directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

        (a)   MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

         (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES
MML DISTRIBUTORS, LLC

Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc.,	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

John E. Forrest	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Raymond W. Anderson	Assistant Treasurer	140 Garden Street Hartford, CT 06154

Ann F. Lomeli	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert Rosenthal	Compliance Officer	One Monarch Place 1414 Main Street Springfield, MA 01144

Kathy Dansereau	Registration Manager	1414 Main Street Springfield, MA 01144

Peter Cuozzo	Variable Life Supervisor and Hartford OSJ Supervisor	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street Hartford, CT 06154

        (b)(2)   MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

MML INVESTORS SERVICES, INC.
OFFICERS AND DIRECTORS

OFFICER	BUSINESS ADDRESS
Kenneth M. Rickson President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley Vice President, Chief Legal Officer, Chief Compliance Officer, Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ronald E. Thomson Vice President, Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ann F. Lomeli Secretary/Clerk	1295 State Street Springfield, MA 01111

John E. Forrest Vice President National Sales Director	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Marilyn A. Sponzo Assistant Secretary, Second Vice President and Associate General Counsel	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Eileen D. Leo Second Vice President and Associate General Counsel	One Monarch Place 1414 Main Street Springfield, MA 01144

James Furlong Chief Operations Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Daniel Colarusso Chief Information Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

David Deonarine Sr. Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Steven Sampson Compliance Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144

John McBride Assistant Treasurer	1295 State Street Springfield, MA 01111
OFFICER	BUSINESS ADDRESS
Gary W. Masse Retirement Services Regional Supervisor (East/Central)	221 Park Place II Coral Gables, FL 33146

Robert W. Kumming, Jr. Retirement Services Supervisor	1295 State Street Springfield, MA 01111

Peter J. Zummo Retirement Services Regional Supervisor (South/West)	1295 State Street Springfield, MA 01111

Stanley Label Retirement Services Regional Supervisor (Mid/South)	433 Plaza Real Suite 275 Boca Raton, FL 33432

Burvin E. Pugh, Jr. Agency Field Force Supervisor Regional Supervisor/South, West Central	1295 State Street Springfield, MA 01111

John P. McCloskey Regional Supervisor/East	1295 State Street Springfield, MA 01111

Rita H. Mitchell Variable Life Supervisor	1295 State Street Springfield, MA 01111

Anne Melissa Dowling Large Corporate Markets Supervisor	140 Garden Street Hartford, CT 06154

Susan Alfano Director	1295 State Street Springfield, MA 01111

Robert J. O’Connell Chairman of the Board of Directors	1295 State Street Springfield, MA 01111

Burvin E. Pugh, Jr. Director	1295 State Street Springfield, MA 01111

Howard E. Gunton Director	1295 State Street Springfield, MA 01111

Paul DeSimone Director	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr. Director	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Related Services

         None

Item 32.    Undertakings

        (a)   Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

        (b)   Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

        (c)   Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

        (d)   Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

        (e)   Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible and single purchase payment, individual, multiple fund variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 2, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 15 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 15 to Registration Statement No. 33-7723 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2000.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

/S / ROBERT J. O’CONNELL *
By:
Robert J. O’Connell
Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/S / RICHARD M. HOWE

*Richard M. Howe
On April 22, 2000, as Attorney-in-Fact pursuant
to power of attorney.

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 15 to Registration Statement No. 33-7723 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 22, 2000

/s/ HOWARD GUNTON * Howard Gunton	Senior Vice President, Chief Financial Officer & Chief Accounting Officer	April 22, 2000

/s/ ROGER G. ACKERMAN * Roger G. Ackerman	Director	April 22, 2000

/s/ JAMES R. BIRLE * James R. Birle	Director	April 22, 2000

/s/ GENE CHAO * Gene Chao	Director	April 22, 2000

Signature	Title	Date

/s/ PATRICIA DIAZ DENNIS * Patricia Diaz Dennis	Director	April 22, 2000

/s/ ANTHONY DOWNS * Anthony Downs	Director	April 22, 2000

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 22, 2000

/s/ WILLIAM B. ELLIS * William B. Ellis	Director	April 22, 2000

/s/ ROBERT M. FUREK * Robert M. Furek	Director	April 22, 2000

/s/ CHARLES K. GIFFORD * Charles K. Gifford	Director	April 22, 2000

/s/ WILLIAM N. GRIGGS * William N. Griggs	Director	April 22, 2000

/s/ GEORGE B. HARVEY * George B. Harvey	Director	April 22, 2000

/s/ BARBARA B. HAUPTFUHRER * Barbara B. Hauptfuhrer	Director	April 22, 2000

/s/ SHELDON B. LUBAR * Sheldon B. Lubar	Director	April 22, 2000

/s/ WILLIAM B. MARX , JR .* William B. Marx, Jr.	Director	April 22, 2000

/s/ JOHN F. MAYPOLE * John F. Maypole	Director	April 22, 2000

/s/ THOMAS B. WHEELER * Thomas B. Wheeler	Director	April 22, 2000
Signature	Title	Date

/s/ ALFRED M. ZEIEN * Alfred M. Zeien	Director	April 22, 2000

/s/ RICHARD M. HOWE *Richard M. Howe	On April 22, 2000, as Attorney- in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

        As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 15 to Registration Statement No. 33-7723, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/S /    JAMES M. RODOLAKIS

James M. Rodolakis
Counsel
Massachusetts Mutual Life
Insurance Company

EXHIBIT LIST

Exhibit 9	Opinion of and Consent of Counsel
Exhibit 10(i)	Consent of Independent Auditors’, Deloitte & Touche LLP.